UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-08606

Deutsche Asset Allocation Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	8/31

Date of reporting period:	8/31/2017

ITEM 1.	REPORT TO STOCKHOLDERS

August 31, 2017

Annual Report
to Shareholders

Deutsche Asset Allocation Trust

Deutsche Multi-Asset Conservative Allocation Fund

Deutsche Multi-Asset Global Allocation Fund

Deutsche Multi-Asset Moderate Allocation Fund

Contents

3 Letter to Shareholders

5 Portfolio Management Review

10 Performance Summaries

16 Portfolio Summaries

17 Investment Portfolios

30 Statements of Assets and Liabilities

32 Statements of Operations

34 Statements of Changes in Net Assets

37 Financial Highlights

46 Notes to Financial Statements

64 Report of Independent Registered Public Accounting Firm

65 Information About Each Fund's Expenses

69 Tax Information

70 Advisory Agreement Board Considerations and Fee Evaluation

76 Board Members and Officers

81 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider each fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Although allocation among different asset categories generally limits risk, fund management may favor an asset category that underperforms other assets or markets as a whole. Stocks may decline in value. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Small company stocks tend to be more volatile than medium-sized or large company stocks. The fund’s performance is directly related to the performance of the underlying portfolios or funds. In addition, the fund indirectly pays a portion of the expenses incurred by the underlying portfolios or funds. The underlying funds could expose the fund to risks related to investing in inflation-indexed bonds, real estate securities, infrastructure related companies, commodities, frontier markets, micro-cap companies and the CROCI investment process. Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. See the prospectus for details.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Shareholder:

With the economy in its third-longest expansion on record, signals such as overheating or inflation pressures — traditional signals for the potential of a sharp slowdown or recession — are still notably absent. Our economists tell us that financial conditions remain generally supportive, and households and businesses overall are in good financial condition.

However, a shift into higher gear appears unlikely. While fiscal stimulus and tax/regulatory reform may come to pass, the scope is likely to be somewhat less than originally anticipated and unlikely to impact growth before 2018.

Against this backdrop, the financial markets remain generally upbeat, encouraged by a more positive global cycle with fewer downside risks. Even a shift in monetary policy, with some central banks raising short-term interest rates and others expected to do so before long, has been taken in stride. People seem to view the policy change as a healthy response to an improved outlook.

Of course, there are any number of potential risks that can alter this benevolent outlook and positive market sentiment. Our CIO Office and investment specialists continually monitor the issues and events that influence the markets in order to identify emerging risks as well as opportunities. Their views are updated regularly and available on our Web site — deutschefunds.com.

Thank you for your continued investment. We appreciate the opportunity to help you address your investment needs.

Best regards,

Brian Binder President, Deutsche Funds

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

Portfolio Management Review (Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 10 through 15 for more complete performance information.

Investment Strategy and Process

Using a risk/return strategic asset allocation process, portfolio management allocates a fund’s assets among various asset categories. Portfolio management periodically reviews the fund’s allocations and may adjust them based on current or anticipated market conditions, to manage risk consistent with the fund’s overall investment strategy, or on the basis of other relevant considerations.

Portfolio management also utilizes a tactical asset allocation process to adjust allocations in response to short-term market changes from time to time. Tactical allocations reflect views from Deutsche Asset Management’s Chief Investment Officer and global research platform. Tactical allocations, which may include derivative instruments, have shorter investment horizons, as positions reflect short-term views, and may be implemented as: (i) changes to a fund’s strategic asset allocation, (ii) the addition of new allocations, or (iii) changes to prior tactical allocations.

During the one-year period ended August 31, 2017, the three funds in the Asset Allocation Trust performed as follows:

Deutsche Multi-Asset Conservative Allocation Fund S&P Target Risk Conservative Index Morningstar Allocation 30%–50% Funds average	7.32% 5.68% 6.44%
Deutsche Multi-Asset Global Allocation Fund S&P Target Risk Moderate Index Morningstar World Allocation Funds average	11.05% 7.40% 9.88%
Deutsche Multi-Asset Moderate Allocation Fund S&P Target Risk Moderate Index Morningstar Allocation 70%–85% Funds average	10.17% 7.40% 11.12%

The global financial markets delivered positive performance during the past 12 months, reflecting the generally supportive headlines in the world economy. Growth accelerated across the globe, with the developed and emerging markets joining the United States in expansion mode. In addition, the Republican sweep of the November elections raised hopes for a more growth-oriented policy direction in Washington, leading to a surge in investor sentiment late in 2016 and early this year. Both domestic and overseas corporations reported healthy gains in revenues and bottom-line earnings, which made an additional contribution to market performance.

"Our decision to add a tactical element to the funds’ longer-term allocation strategy was a key element of their improved results."

Together, these factors helped fuel a rally in the world equity markets. Large-cap domestic stocks delivered a gain of 16.23%, as measured by the S&P 500 Index, while the small-cap Russell 2000 Index registered an advance of 14.91%. Foreign stocks, which had lagged the United States for several years coming into the reporting period, reversed this trend and finished the period with higher returns. The non-US MSCI EAFE Index and MSCI Emerging Markets Index posted total returns of 17.64% and 24.53%, respectively. In addition to benefiting from the acceleration of growth outside of the United States, developed-and emerging-market equities were aided by the rally in most foreign currencies vs. the U.S. dollar.

The combination of improving global growth and positive investor sentiment also proved highly favorable for credit-sensitive segments of the bond market, such as high-yield issues and emerging-markets debt. Both categories were boosted by their above-average income and strong price performance. Conversely, interest-rate sensitive assets lagged. The Bloomberg Barclays U.S. Aggregate Bond Index finished with a return of 0.49%, well behind gains of 8.78% and 5.02% for the BofA Merrill Lynch US High Yield Master II Constrained Index and the JP Morgan EMBI Global Diversified Index, respectively. The shortfall for investment-grade bonds reflected the backdrop of accelerating growth and the U.S. Federal Reserve’s decision to raise interest rates three times during the course of the 12-month period.

Fund Performance

We are pleased with the funds’ outperformance, as it marked a recovery from our somewhat weaker showing in the previous fiscal year. Our decision to add a tactical element to the funds’ longer-term allocation strategy was a key factor in their improved results. While we maintained core positions in the major asset classes, we also sought to use index futures to adjust the size of our allocations as market conditions warranted. This level of flexibility proved very helpful in allowing us to take advantage of the shifting investment environment of the past year. Most notably, we added stock-market exposure in the fourth quarter of 2016, which put the funds in a better position to capitalize on the rally in global equities.

Two other aspects of our strategy added value in the past 12 months. First, we chose to increase exposure to international stocks in general — and Europe in particular — in order to capitalize on strengthening economic growth overseas, as well as the rising corporate earnings and attractive valuations in the asset class. Given the outperformance for the international markets relative to the United States, this aspect of our positioning contributed to results. Second, our decision to hold a modest overweight in small-cap stocks vs. large caps enabled us to capture the stronger returns of the former.

On the fixed-income side, we emphasized higher-beta and credit-sensitive asset categories such as high-yield bonds and emerging-markets debt, while striving to minimize interest-rate risk. The U.S. Federal Reserve is expected to enact further interest-rate hikes, and it has stated its intention to begin reducing the size of its balance sheet. Further, major overseas central banks have indicated that they may start to tighten policy if economic growth remains on a positive track. We believed these factors would lead to outperformance for higher-yielding asset categories over those with more direct interest-rate sensitivity, and that indeed proved to be the case in the past year.

With that said, the funds’ positions in core fixed-income investments (i.e., funds tilted toward investment-grade bonds) detracted given the weaker returns in these areas. Inflation-protected securities also detracted from relative performance even though they produced a slightly positive return. Current inflation and expectations for future inflation remained persistently low, dampening demand for inflation-protected securities compared to other segments of the bond market.

Outlook and Positioning

We continued to tilt the funds’ core positioning to reflect the environment of improving growth, leading us to emphasize on equities over fixed income. However, we also remained cognizant that valuations in the United States have moved to the high end of the historical range. We therefore continued to favor international equities (both developed and emerging) over domestic stocks. On the fixed-income side, our positive view on the growth outlook prompted us to retain an emphasis on credit-sensitive market segments.

We believe this approach provides diversified exposure to the various factors that are influencing the global economy. At the same time, we are aware of the possible risks from geopolitical developments, unfavorable shifts in global central bank policy, and political headlines in the United States. Given that valuations for domestic equities are elevated and yield spreads on in the credit-oriented fixed-income sectors are near multi-year lows, adverse headlines may have the potential to disrupt the markets in the months ahead. With this as the backdrop, we are on the lookout for additional opportunities to add value through the use of tactical strategies to increase or reduce the fund’s risk exposure as conditions warrant. Overall, we believe our rigorous approach to strategic and tactical asset allocation, combined with diligent risk management, can add meaningful value for the funds.

Portfolio Management Team

Pankaj Bhatnagar, PhD, Managing Director

Portfolio Manager of each fund. Began managing each fund in 2013.

— Joined Deutsche Asset Management in 2000 with seven years of industry experience; previously, served in Quantitative Strategy roles at Nomura Securities, Credit Suisse and Salomon Brothers.

— Portfolio Manager for the Quantitative Group: New York.

— Degree in Civil Engineering, Indian Institute of Technology; MBA, Kent State University; PhD in Finance, University of North Carolina at Chapel Hill.

Darwei Kung, Managing Director

Portfolio Manager of each fund. Began managing each fund in 2013.

— Joined Deutsche Asset Management in 2006; previously has worked as a Director, Engineering and Business Development at Calpoint LLC from 2001–2004.

— Portfolio Manager: New York.

— BS and MS, University of Washington, Seattle; MS and MBA, Carnegie Mellon University.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The S&P Target Risk Conservative Index emphasizes exposure to fixed income in order to produce a consistent income stream and avoid excessive volatility of returns.

The S&P Target Risk Moderate Index offers significant exposure to fixed income, while also increasing opportunities for higher returns through equities.

The Morningstar Allocation 30%–50% Funds category represents funds in allocation categories that seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These portfolios are dominated by domestic holdings and have equity exposures between 30% and 50%.

The Morningstar Allocation 70%–85% Funds category represents funds in allocation categories that seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These portfolios are dominated by domestic holdings and have equity exposures between 70% and 85%.

The Morningstar World Allocation Funds category represents portfolios that seek to provide both capital appreciation and income by investing in three major areas: stocks, bonds and cash. While these portfolios do explore the whole world, most of them focus on the U.S., Canada, Japan and the larger markets in Europe. It is rare for such portfolios to invest more than 10% of their assets in emerging markets. These portfolios typically have at least 10% of assets in bonds, less than 70% of assets in stocks and at least 40% of assets in non-U.S. stocks or bonds.

The S&P 500 Index tracks the performance of 500 leading U.S. stocks and is widely considered representative of the U.S. equity market.

The Russell 2000 Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an unmanaged, capitalization-weighted index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. The index is calculated using closing local market prices and translates into U.S. dollars using the London close foreign exchange rates.

The Morgan Stanley Capital International (MSCI) Emerging Markets Index is an unmanaged, capitalization-weighted index of companies in a universe of 26 emerging markets. The index is calculated using closing local market prices and translates into U.S. dollars using the London close foreign exchange rates.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged, market-value-weighted measure of Treasury issues, corporate bond issues and mortgage securities.

The BofA Merrill Lynch US High Yield Master II Constrained Index tracks the performance of US dollar denominated below-investment-grade corporate debt publicly issued in the U.S. domestic market.

The JPMorgan EMBI Global Diversified Index is an unmanaged index that tracks total returns for U.S.-dollar-denominated debt instruments issued by emerging-markets sovereign entities, including Brady bonds, loans and Eurobonds, and quasi-sovereign entities. The index limits exposure to any one country.

Index and category returns do not reflect any fees or expenses and it is not possible to invest directly into an index or category.

Beta measures a security's sensitivity to the movements of the fund's benchmark or the market as a whole. A beta of greater than one indicates more volatility than the benchmark or market, while a beta of less than one indicates less volatility.

Treasury Inflation Protected Securities (TIPS) are Treasury securities whose par value is indexed to inflation, which means that the par value increases with inflation as measured by the Consumer Price Index. The interest rate for these securities is typically paid semiannually and remains fixed.

Performance Summaries August 31, 2017 (Unaudited)

Deutsche Multi-Asset Conservative Allocation Fund

Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 8/31/17
Unadjusted for Sales Charge	7.32%	5.35%	2.84%
Adjusted for the Maximum Sales Charge (max 5.75% load)	1.15%	4.11%	2.24%
S&P Target Risk Conservative Index†	5.68%	4.78%	4.19%
Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 8/31/17
Unadjusted for Sales Charge	6.61%	4.56%	2.08%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	6.61%	4.56%	2.08%
S&P Target Risk Conservative Index†	5.68%	4.78%	4.19%
Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 8/31/17
No Sales Charges	7.60%	5.60%	3.10%
S&P Target Risk Conservative Index†	5.68%	4.78%	4.19%

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated December 1, 2016 are 1.37%, 2.11% and 1.09% for Class A, Class C and Class S shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. These expense ratios include net expenses of the underlying funds in which the Fund invests.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Deutsche Multi-Asset Conservative Allocation Fund

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
■ Deutsche Multi-Asset Conservative Allocation Fund — Class A ■ S&P Target Risk Conservative Index†

Yearly periods ended August 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

† S&P Target Risk Conservative Index emphasizes exposure to fixed income in order to produce a consistent income stream and avoid excessive volatility of returns.

On October 19, 2015, the Fund changed from a fund-of-funds to a multi-asset allocation fund. Performance would have been different if the Fund’s current investment strategy had been in effect.

	Class A	Class C	Class S
Net Asset Value
8/31/17	$ 12.93	$ 12.92	$ 12.91
8/31/16	$ 12.25	$ 12.23	$ 12.23
Distribution Information as of 8/31/17
Income Dividends, Twelve Months	$ .20	$ .11	$ .24

Deutsche Multi-Asset Global Allocation Fund

Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 8/31/17
Unadjusted for Sales Charge	11.05%	5.65%	2.79%
Adjusted for the Maximum Sales Charge (max 5.75% load)	4.66%	4.40%	2.18%
S&P Target Risk Moderate Index†	7.40%	6.07%	4.20%
Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 8/31/17
Unadjusted for Sales Charge	10.27%	4.86%	2.03%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	10.27%	4.86%	2.03%
S&P Target Risk Moderate Index†	7.40%	6.07%	4.20%
Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 8/31/17
No Sales Charges	11.32%	5.92%	3.05%
S&P Target Risk Moderate Index†	7.40%	6.07%	4.20%

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated December 1, 2016 are 1.57%, 2.31% and 1.32% for Class A, Class C and Class S shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. These expense ratios include net expenses of the underlying funds in which the Fund invests.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Deutsche Multi-Asset Global Allocation Fund

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
■ Deutsche Multi-Asset Global Allocation Fund — Class A ■ S&P Target Risk Moderate Index†

Yearly periods ended August 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

† S&P Target Risk Moderate Index offers significant exposure to fixed income, while also increasing opportunities for higher returns through equities.

On October 19, 2015, the Fund changed from a fund-of-funds to a multi-asset allocation fund. Performance would have been different if the Fund’s current investment strategy had been in effect.

	Class A	Class C	Class S
Net Asset Value
8/31/17	$ 15.73	$ 15.60	$ 15.75
8/31/16	$ 14.61	$ 14.49	$ 14.63
Distribution Information as of 8/31/17
Income Dividends, Twelve Months	$ .45	$ .34	$ .49

Deutsche Multi-Asset Moderate Allocation Fund

Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 8/31/17
Unadjusted for Sales Charge	10.17%	7.34%	3.18%
Adjusted for the Maximum Sales Charge (max 5.75% load)	3.83%	6.07%	2.57%
S&P Target Risk Moderate Index†	7.40%	6.07%	4.20%
Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 8/31/17
Unadjusted for Sales Charge	9.35%	6.52%	2.40%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	9.35%	6.52%	2.40%
S&P Target Risk Moderate Index†	7.40%	6.07%	4.20%
Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 8/31/17
No Sales Charges	10.35%	7.57%	3.42%
S&P Target Risk Moderate Index†	7.40%	6.07%	4.20%

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated December 1, 2016 are 1.74%, 2.44% and 1.47% for Class A, Class C and Class S shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. These expense ratios include net expenses of the underlying funds in which the Fund invests.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Deutsche Multi-Asset Moderate Allocation Fund

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
■ Deutsche Multi-Asset Moderate Allocation Fund — Class A ■ S&P Target Risk Moderate Index†

Yearly periods ended August 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

† S&P Target Risk Moderate Index offers significant exposure to fixed income, while also increasing opportunities for higher returns through equities.

On October 19, 2015, the Fund changed from a fund-of-funds to a multi-asset allocation fund. Performance would have been different if the Fund’s current investment strategy had been in effect.

	Class A	Class C	Class S
Net Asset Value
8/31/17	$ 9.88	$ 9.84	$ 9.87
8/31/16	$ 9.51	$ 9.47	$ 9.51
Distribution Information as of 8/31/17
Income Dividends, Twelve Months	$ .15	$ .08	$ .18
Capital Gain Distributions, Twelve Months	$ .40	$ .40	$ .40

Portfolio Summaries (Unaudited)

Deutsche Multi-Asset Conservative Allocation Fund
Asset Allocation (As a % of Investment Portfolio)	8/31/17	8/31/16

Fixed Income — Bond Funds	47%	46%
Fixed Income — Exchange-Traded Funds	23%	26%
Fixed Income — Money Market Fund	1%	4%
Equity — Equity Funds	24%	20%
Equity — Exchange-Traded Funds	4%	3%
Short-Term U.S. Treasury Obligations	1%	1%
	100%	100%

Deutsche Multi-Asset Global Allocation Fund
Asset Allocation (As a % of Investment Portfolio)	8/31/17	8/31/16

Fixed Income — Bond Funds	25%	24%
Fixed Income — Exchange-Traded Funds	12%	17%
Fixed Income — Money Market Fund	2%	7%
Equity — Equity Funds	46%	39%
Equity — Exchange-Traded Funds	12%	10%
Short-Term U.S. Treasury Obligations	3%	3%
	100%	100%

Deutsche Multi-Asset Moderate Allocation Fund
Asset Allocation (As a % of Investment Portfolio)	8/31/17	8/31/16

Fixed Income — Bond Funds	27%	26%
Fixed Income — Exchange-Traded Funds	12%	20%
Fixed Income — Money Market Fund	4%	6%
Equity — Equity Funds	48%	40%
Equity — Exchange-Traded Funds	5%	5%
Short-Term U.S. Treasury Obligations	4%	3%
	100%	100%

Portfolio holdings and characteristics are subject to change.

For more complete details about each fund's investment portfolio, see pages 17–29. A quarterly Fact Sheet is available on deutschefunds.com or upon request. Please see the Account Management Resources section on page 81 for contact information.

Investment Portfolios as of August 31, 2017

Deutsche Multi-Asset Conservative Allocation Fund

	Shares	Value ($)

Equity — Equity Funds 23.6%
Deutsche Core Equity Fund "Institutional" (a)	589,704	15,780,492
Deutsche European Equity Fund "Institutional"* (a)	334,636	3,945,363
Deutsche Small Cap Core Fund "S" (a)	77,063	2,343,493
Total Equity — Equity Funds (Cost $13,872,283)		22,069,348

Equity — Exchange-Traded Funds 3.4%
iShares MSCI Japan ETF	18,672	1,021,545
iShares MSCI Pacific ex Japan ETF	47,300	2,205,599
Total Equity — Exchange-Traded Funds (Cost $2,784,939)		3,227,144

Fixed Income — Bond Funds 46.7%
Deutsche Core Plus Income Fund "Institutional" (a)	1,696,646	18,374,674
Deutsche Enhanced Commodity Strategy Fund "Institutional" (a)	90,465	1,027,687
Deutsche Enhanced Global Bond Fund "S" (a)	209,216	1,935,252
Deutsche Global High Income Fund "Institutional" (a)	461,169	3,182,065
Deutsche Global Inflation Fund "Institutional"* (a)	453,024	4,679,737
Deutsche High Income Fund "Institutional" (a)	224,609	1,075,879
Deutsche U.S. Bond Index Fund "Institutional" (a)	1,389,260	13,336,897
Total Fixed Income — Bond Funds (Cost $43,008,544)		43,612,191

Fixed Income — Exchange-Traded Funds 22.3%
iShares Core U.S. Aggregate Bond ETF	146,500	16,180,925
VanEck Vectors JPMorgan EM Local Currency Bond ETF	238,580	4,630,838
Total Fixed Income — Exchange-Traded Funds (Cost $20,799,625)		20,811,763

	Principal Amount ($)	Value ($)

Short-Term U.S. Treasury Obligation 1.2%
U.S. Treasury Bill, 1.18%**, 8/16/2018 (b) (Cost $1,139,810)	1,153,000	1,139,671

	Shares	Value ($)

Fixed Income — Money Market Fund 1.2%
Deutsche Central Cash Management Government Fund, 1.06% (a) (c) (Cost $1,119,586)	1,119,586	1,119,586

Deutsche Multi-Asset Conservative Allocation Fund

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $82,724,787)	98.4	91,979,703
Other Assets and Liabilities, Net	1.6	1,475,195
Net Assets	100.0	93,454,898

* Non-income producing security.

** Annualized yield at time of purchase; not a coupon rate.

(a) Affiliated fund managed by Deutsche Investment Management Americas Inc.

(b) At August 31, 2017, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(c) The rate shown is the annualized seven-day yield at period end.

CBOE: Chicago Board Options Exchange

EAFE: Europe, Australasia and Far East

EM: Emerging Markets

MSCI: Morgan Stanley Capital International

During the year ended August 31, 2017, purchases and sales of affiliated Underlying Funds (excluding short-term investments) aggregated $2,371,374 and $5,262,400, respectively. Purchases and sales of non-affiliated Underlying Funds (excluding short-term investments) aggregated $1,955,263 and $6,972,218, respectively.

At August 31, 2017, open futures contracts purchased were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Euro Stoxx 50 Index	EUR	9/15/2017	31	1,291,340	1,263,592	(27,748)
MSCI Mini Emerging Market Index	USD	9/15/2017	55	2,750,428	2,987,737	237,309
MSCI Mini EAFE Index	USD	9/15/2017	45	4,314,901	4,353,300	38,399
Total net unrealized appreciation						247,960

At August 31, 2017, open futures contracts sold were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
CBOE Volatility Index	USD	9/20/2017	36	509,555	454,500	55,055
CBOE Volatility Index	USD	10/18/2017	37	497,336	507,825	(10,489)
CBOE Volatility Index	USD	11/15/2017	37	507,362	524,475	(17,113)
S&P 500 E-Mini Index	USD	9/15/2017	22	2,722,424	2,717,110	5,314
Total net unrealized appreciation						32,767

Currency Abbreviation
EUR Euro USD United States Dollar

For information on the Fund's policy and additional disclosures regarding futures contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Financial Statements.

Deutsche Multi-Asset Conservative Allocation Fund

A summary of the Fund’s transactions with affiliated Underlying Deutsche Funds during the year ended August 31, 2017 are as follows:

Value ($) at 8/31/2016	Purchases Cost ($)	Sales Proceeds ($)	Realized Gain/ (Loss) ($)	Change in Unrealized Appreciation (Depreciation) ($)	Income Distributions ($)	Capital Gain Distributions ($)	Value ($) at 8/31/2017
Affiliate: Deutsche Core Equity Fund
14,660,617	1,018,151	1,230,300	25,662	1,306,362	198,170	819,984	15,780,492
Deutsche Core Plus Income Fund
19,381,294	544,357	1,489,100	1,874	(63,751)	544,357	—	18,374,674
Deutsche Enhanced Commodity Strategy Fund
1,101,082	77,549	88,800	(27,384)	(34,760)	77,549	—	1,027,687
Deutsche Enhanced Global Bond Fund
2,061,157	47,722	157,700	(18,378)	2,451	47,722	—	1,935,252
Deutsche European Equity Fund
3,465,136	—	289,100	(11,849)	781,176	—	—	3,945,363
Deutsche Global High Income Fund
3,189,207	160,231	255,000	9,998	77,629	158,935	—	3,182,065
Deutsche Global Inflation Fund
5,034,696	—	383,000	(6,148)	34,189	—	—	4,679,737
Deutsche High Income Fund
1,079,665	60,333	86,800	369	22,312	60,333	—	1,075,879
Deutsche Small Cap Core Fund
2,230,863	14,629	192,700	60,976	229,725	14,629	—	2,343,493
Deutsche U.S. Bond Index Fund
14,387,326	448,402	1,089,900	(19,953)	(388,978)	371,985	73,532	13,336,897
Deutsche Central Cash Management Government Fund
3,531,127	17,534,727	19,946,268	—	—	17,845	—	1,119,586
Total: 70,122,170	19,906,101	25,208,668	15,167	1,966,355	1,491,525	893,516	66,801,125

Deutsche Multi-Asset Conservative Allocation Fund

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of August 31, 2017 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Equity — Equity Funds	$ 22,069,348	$ —	$ —	$ 22,069,348
Equity — Exchange-Traded Funds	3,227,144	—	—	3,227,144
Fixed Income — Bond Funds	43,612,191	—	—	43,612,191
Fixed Income — Exchange-Traded Funds	20,811,763	—	—	20,811,763
Short-Term U.S. Treasury Obligations	—	1,139,671	—	1,139,671
Money Market Fund	1,119,586	—	—	1,119,586
Derivatives (d) Futures Contracts	336,077	—	—	336,077
Total	$ 91,176,109	$ 1,139,671	$ —	$ 92,315,780
Liabilities	Level 1	Level 2	Level 3	Total

Derivatives (d) Futures Contracts	$ (55,350)	$ —	$ —	$ (55,350)
Total	$ (55,350)	$ —	$ —	$ (55,350)

There have been no transfers between fair value measurement levels during the year ended August 31, 2017.

(d) Derivatives include unrealized appreciation (depreciation) on open futures contracts.

Deutsche Multi-Asset Global Allocation Fund

	Shares	Value ($)

Equity — Equity Funds 45.7%
Deutsche Core Equity Fund "Institutional" (a)	139,585	3,735,295
Deutsche EAFE Equity Index Fund "Institutional" (a)	3,530,824	22,526,658
Deutsche European Equity Fund "Institutional"* (a)	371,474	4,379,683
Deutsche Global Growth Fund "Institutional" (a)	379,470	12,742,590
Deutsche Global Small Cap Fund "Institutional" (a)	80,850	3,266,328
Total Equity — Equity Funds (Cost $41,181,410)		46,650,554

Equity — Exchange-Traded Funds 11.6%
iShares MSCI EAFE ETF	55,000	3,679,500
iShares MSCI Japan ETF	34,203	1,871,246
iShares MSCI Pacific ex Japan ETF	58,567	2,730,979
Vanguard FTSE Developed Markets ETF	82,126	3,491,998
Total Equity — Exchange-Traded Funds (Cost $10,745,736)		11,773,723

Fixed Income — Bond Funds 25.2%
Deutsche Core Plus Income Fund "Institutional" (a)	552,470	5,983,249
Deutsche Enhanced Commodity Strategy Fund "Institutional" (a)	53,261	605,043
Deutsche Enhanced Global Bond Fund "S" (a)	213,818	1,977,820
Deutsche Global High Income Fund "Institutional" (a)	1,035,808	7,147,076
Deutsche Global Inflation Fund "Institutional"* (a)	503,312	5,199,209
Deutsche High Income Fund "Institutional" (a)	91,603	438,778
Deutsche U.S. Bond Index Fund "Institutional" (a)	456,355	4,381,006
Total Fixed Income — Bond Funds (Cost $24,931,574)		25,732,181

Fixed Income — Exchange-Traded Funds 11.7%
iShares Core U.S. Aggregate Bond ETF	61,900	6,836,855
VanEck Vectors JPMorgan EM Local Currency Bond ETF	263,997	5,124,182
Total Fixed Income — Exchange-Traded Funds (Cost $11,943,992)		11,961,037

	Principal Amount ($)	Value ($)

Short-Term U.S. Treasury Obligation 3.4%
U.S. Treasury Bill, 1.18%**, 8/16/2018 (b) (Cost $3,456,008)	3,496,000	3,455,584

	Shares	Value ($)

Fixed Income — Money Market Fund 1.6%
Deutsche Central Cash Management Government Fund, 1.06% (a) (c) (Cost $1,645,655)	1,645,655	1,645,655

Deutsche Multi-Asset Global Allocation Fund

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $93,904,375)	99.2	101,218,734
Other Assets and Liabilities, Net	0.8	823,460
Net Assets	100	102,042,194

* Non-income producing security.

** Annualized yield at time of purchase; not a coupon rate.

(a) Affiliated fund managed by Deutsche Investment Management Americas Inc.

(b) At August 31, 2017, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(c) The rate shown is the annualized seven-day yield at period end.

CBOE: Chicago Board Options Exchange

EAFE: Europe, Australasia and Far East

EM: Emerging Markets

FTSE: Financial Times and the London Stock Exchange

MSCI: Morgan Stanley Capital International

During the year ended August 31, 2017, purchases and sales of affiliated Underlying Funds (excluding short-term investments) aggregated $3,412,234 and $5,653,052, respectively. Purchases and sales of non-affiliated Underlying Funds (excluding short-term investments) aggregated $7,100,426 and $10,037,670, respectively.

At August 31, 2017, open futures contracts purchased were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Euro Stoxx 50 Index	EUR	9/15/2017	34	1,416,308	1,385,875	(30,433)
MSCI Mini Emerging Market Index	USD	9/15/2017	60	3,000,466	3,259,366	258,900
MSCI Mini EAFE Index	USD	9/15/2017	58	5,513,718	5,610,920	97,202
Total net unrealized appreciation						325,669

At August 31, 2017, open futures contracts sold were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
CBOE Volatility Index	USD	9/20/2017	38	538,950	479,750	59,200
CBOE Volatility Index	USD	10/18/2017	39	524,342	535,275	(10,933)
CBOE Volatility Index	USD	11/15/2017	38	521,138	538,650	(17,512)
S&P 500 E-Mini Index	USD	9/15/2017	24	2,969,944	2,964,120	5,824
Total net unrealized appreciation						36,579

Currency Abbreviation
EUR Euro USD United States Dollar

For information on the Fund's policy and additional disclosures regarding futures contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Financial Statements.

Deutsche Multi-Asset Global Allocation Fund

A summary of the Fund’s transactions with affiliated Underlying Deutsche Funds during the year ended August 31, 2017 are as follows:

Value ($) at 8/31/2016	Purchases Cost ($)	Sales Proceeds ($)	Realized Gain/ (Loss) ($)	Change in Unrealized Appreciation (Depreciation) ($)	Income Distributions ($)	Capital Gain Distributions ($)	Value ($) at 8/31/2017
Affiliate: Deutsche Core Equity Fund
3,269,193	227,984	76,200	1,805	312,513	45,135	182,849	3,735,295
Deutsche Core Plus Income Fund
5,946,616	173,048	126,100	(2,955)	(7,360)	173,048	—	5,983,249
Deutsche EAFE Equity Index Fund
19,464,983	2,175,246	444,500	(14,561)	1,345,490	738,923	1,436,322	22,526,658
Deutsche Enhanced Commodity Strategy Fund
610,721	43,066	13,200	(3,429)	(32,115)	43,066	—	605,043
Deutsche Enhanced Global Bond Fund
1,984,849	47,532	42,100	(662)	(11,799)	47,532	—	1,977,820
Deutsche European Equity Fund
4,130,566	—	585,400	(65,956)	900,473	—	—	4,379,683
Deutsche Global Growth Fund
11,131,883	18,462	249,900	10,392	1,831,753	18,463	—	12,742,590
Deutsche Global High Income Fund
6,750,611	350,292	149,300	1,081	194,392	347,666	—	7,147,076
Deutsche Global Inflation Fund
5,270,671	—	110,200	(1,090)	39,828	—	—	5,199,209
Deutsche Global Small Cap Fund
2,958,209	210,055	66,200	(15,326)	179,590	—	210,055	3,266,328
Deutsche High Income Fund
414,903	23,963	9,200	67	9,045	23,963	—	438,778
Deutsche U.S. Bond Index Fund
4,453,244	142,586	92,700	(2,021)	(120,103)	118,970	22,760	4,381,006
Deutsche X-trackers MSCI EAFE Hedged Equity ETF
3,135,057	—	3,688,052	649,810	(96,815)	3,987	—	—
Deutsche Central Cash Management Government Fund
7,535,255	13,028,340	18,917,940	—	—	30,976	—	1,645,655
Total: 77,056,761	16,440,574	24,570,992	557,155	4,544,892	1,591,729	1,851,986	74,028,390

Deutsche Multi-Asset Global Allocation Fund

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of August 31, 2017 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Equity — Equity Funds	$ 46,650,554	$ —	$ —	$ 46,650,554
Equity — Exchange-Traded Funds	11,773,723	—	—	11,773,723
Fixed Income — Bond Funds	25,732,181	—	—	25,732,181
Fixed Income — Exchange-Traded Funds	11,961,037	—	—	11,961,037
Short-Term U.S. Treasury Obligations	—	3,455,584	—	3,455,584
Money Market Fund	1,645,655	—	—	1,645,655
Derivatives (d) Futures Contracts	421,126	—	—	421,126
Total	$ 98,184,276	$ 3,455,584	$ —	$ 101,639,860
Liabilities	Level 1	Level 2	Level 3	Total

Derivatives (d) Futures Contracts	$ (58,878)	$ —	$ —	$ (58,878)
Total	$ (58,878)	$ —	$ —	$ (58,878)

There have been no transfers between fair value measurement levels during the year ended August 31, 2017.

(d) Derivatives include unrealized appreciation (depreciation) on open futures contracts.

Deutsche Multi-Asset Moderate Allocation Fund

	Shares	Value ($)

Equity — Equity Funds 47.4%
Deutsche Core Equity Fund "Institutional" (a)	433,548	11,601,747
Deutsche European Equity Fund "Institutional"* (a)	147,957	1,744,413
Deutsche Small Cap Core Fund "S" (a)	51,563	1,568,020
Total Equity — Equity Funds (Cost $9,311,614)		14,914,180

Equity — Exchange-Traded Funds 5.2%
iShares MSCI Japan ETF	15,350	839,798
iShares MSCI Pacific ex Japan ETF	17,055	795,275
Total Equity — Exchange-Traded Funds (Cost $1,453,675)		1,635,073

Fixed Income — Bond Funds 26.8%
Deutsche Core Plus Income Fund "Institutional" (a)	229,880	2,489,600
Deutsche Enhanced Commodity Strategy Fund "Institutional" (a)	30,350	344,778
Deutsche Enhanced Global Bond Fund "S" (a)	107,411	993,551
Deutsche Floating Rate Fund "Institutional" (a)	11,604	96,200
Deutsche Global High Income Fund "Institutional" (a)	67,245	463,992
Deutsche Global Inflation Fund "Institutional"* (a)	197,048	2,035,509
Deutsche High Income Fund "Institutional" (a)	193,307	925,940
Deutsche U.S. Bond Index Fund "Institutional" (a)	112,195	1,077,073
Total Fixed Income — Bond Funds (Cost $8,284,393)		8,426,643

Fixed Income — Exchange-Traded Funds 12.4%
iShares Core U.S. Aggregate Bond ETF	21,300	2,352,585
VanEck Vectors JPMorgan EM Local Currency Bond ETF	79,414	1,541,426
Total Fixed Income — Exchange-Traded Funds (Cost $3,887,774)		3,894,011

	Principal Amount ($)	Value ($)

Short—Term U.S. Treasury Obligation 3.4%
U.S. Treasury Bill, 1.18%**, 8/16/2018 (b) (Cost $1,079,508)	1,092,000	1,079,376

	Shares	Value ($)

Fixed Income — Money Market Fund 4.4%
Deutsche Central Cash Management Government Fund, 1.06% (a) (c) (Cost $1,367,902)	1,367,902	1,367,902

Deutsche Multi-Asset Moderate Allocation Fund

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $25,384,866)	99.6	31,317,185
Other Assets and Liabilities, Net	0.4	132,671
Net Assets	100.0	31,449,856

* Non-income producing security.

** Annualized yield at time of purchase; not a coupon rate.

(a) Affiliated fund managed by Deutsche Investment Management Americas Inc.

(b) At August 31, 2017, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(c) The rate shown is the annualized seven-day yield at period end.

CBOE: Chicago Board Options Exchange

EAFE: Europe, Australasia and Far East

EM: Emerging Markets

MSCI: Morgan Stanley Capital International

During the year ended August 31, 2017, purchases and sales of affiliated Underlying Funds (excluding short-term investments) aggregated $1,023,474 and $3,826,100, respectively. Purchases and sales of non-affiliated Underlying Funds (excluding short-term investments) aggregated $1,675,476 and $5,439,543, respectively.

At August 31, 2017, open futures contracts purchased were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Euro Stoxx 50 Index	EUR	9/15/2017	12	499,873	489,132	(10,741)
MSCI Mini Emerging Market Index	USD	9/15/2017	20	1,000,155	1,086,384	86,229
MSCI Mini EAFE Index	USD	9/15/2017	13	1,246,527	1,257,620	11,093
Total net unrealized appreciation						86,581

At August 31, 2017, open futures contracts sold were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
CBOE Volatility Index	USD	9/20/2017	6	88,184	75,750	12,434
CBOE Volatility Index	USD	10/18/2017	7	94,247	96,075	(1,828)
CBOE Volatility Index	USD	11/15/2017	6	82,501	85,050	(2,549)
S&P 500 E-Mini Index	USD	9/15/2017	8	990,006	988,040	1,966
Total net unrealized appreciation						10,023

Currency Abbreviation
EUR Euro USD United States Dollar

For information on the Fund's policy and additional disclosures regarding futures contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Financial Statements.

Deutsche Multi-Asset Moderate Allocation Fund

A summary of the Fund’s transactions with affiliated Underlying Deutsche Funds during the year ended August 31, 2017 are as follows:

Value ($) at 8/31/2016	Purchases Cost ($)	Sales Proceeds ($)	Realized Gain/ (Loss) ($)	Change in Unrealized Appreciation (Depreciation) ($)	Income Distributions ($)	Capital Gain Distributions ($)	Value ($) at 8/31/2017
Affiliate: Deutsche Core Equity Fund
11,740,693	766,424	1,907,200	(72,425)	1,074,255	149,502	616,920	11,601,747
Deutsche Core Plus Income Fund
2,857,018	75,696	434,900	6,703	(14,917)	75,696	—	2,489,600
Deutsche Enhanced Commodity Strategy Fund
401,817	26,613	61,700	(19,114)	(2,838)	26,613	—	344,778
Deutsche Enhanced Global Bond Fund
1,151,464	25,167	175,200	5,567	(13,447)	25,167	—	993,551
Deutsche European Equity Fund
1,580,786	—	176,000	(11,475)	351,102	—	—	1,744,413
Deutsche Floating Rate Fund
109,449	4,771	17,000	(728)	(292)	4,771	—	96,200
Deutsche Global High Income Fund
505,898	24,121	79,200	4,866	8,307	23,904	—	463,992
Deutsche Global Inflation Fund
2,383,129	—	358,900	(3,121)	14,401	—	—	2,035,509
Deutsche High Income Fund
1,011,072	53,331	158,900	(5,929)	26,366	53,331	—	925,940
Deutsche Small Cap Core Fund
1,626,154	10,014	267,100	84,360	114,592	10,015	—	1,568,020
Deutsche U.S. Bond Index Fund
1,264,141	37,337	190,000	264	(34,669)	30,992	6,079	1,077,073
Deutsche Central Cash Management Government Fund
2,077,461	16,190,955	16,900,514	—	—	9,849	—	1,367,902
Total: 26,709,082	17,214,429	20,726,614	(11,032)	1,522,860	409,840	622,999	24,708,725

Deutsche Multi-Asset Moderate Allocation Fund

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of August 31, 2017 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Equity — Equity Funds	$ 14,914,180	$ —	$ —	$ 14,914,180
Equity — Exchange-Traded Funds	1,635,073	—	—	1,635,073
Fixed Income — Bond Funds	8,426,643	—	—	8,426,643
Fixed Income — Exchange-Traded Funds	3,894,011	—	—	3,894,011
Short-Term U.S. Treasury Obligations	—	1,079,376	—	1,079,376
Money Market Fund	1,367,902	—	—	1,367,902
Derivatives (d) Futures Contracts	111,722	—	—	111,722
Total	$ 30,349,531	$ 1,079,376	$ —	$ 31,428,907
Liabilities	Level 1	Level 2	Level 3	Total

Derivatives (d) Futures Contracts	$ (15,118)	$ —	$ —	$ (15,118)
Total	$ (15,118)	$ —	$ —	$ (15,118)

There have been no transfers between fair value measurement levels during the year ended August 31, 2017.

(d) Derivatives include unrealized appreciation (depreciation) on open futures contracts.

The accompanying notes are an integral part of the financial statements.

Statements of Assets and Liabilities

as of August 31, 2017
Assets	Deutsche Multi-Asset Conservative Allocation Fund	Deutsche Multi-Asset Global Allocation Fund	Deutsche Multi-Asset Moderate Allocation Fund
Investments in non-affiliated securities and Underlying Funds, at value (cost $24,724,374, $26,145,736 and $6,420,957)	$ 25,178,578	$ 27,190,344	$ 6,608,460
Investments in affiliated Underlying Funds, at value (cost $58,000,413, $67,758,639 and $18,963,909)	66,801,125	74,028,390	24,708,725
Cash	1,972,788	2,001,330	963,653
Foreign currency, at value	264	383	—
Deposit with broker for futures contracts	9,200	7,257	5,884
Receivable for Fund shares sold	3,109	10,476	7,474
Dividends receivable	2,790	2,643	284
Interest receivable	1,335	1,954	1,267
Receivable for variation margin on futures contracts	75,704	87,258	17,824
Other assets	8,752	9,589	4,282
Total assets	94,053,645	103,339,624	32,317,853
Liabilities
Foreign cash overdraft, at value	—	—	689
Payable for Fund shares redeemed	452,041	1,144,023	776,241
Accrued Trustees' fees	2,735	1,687	931
Other accrued expenses and payables	143,971	151,720	90,136
Total liabilities	598,747	1,297,430	867,997
Net assets at value	$ 93,454,898	$ 102,042,194	$ 31,449,856

The accompanying notes are an integral part of the financial statements.

Statements of Assets and Liabilities as of August 31, 2017 (continued)
Net Assets Consist of	Deutsche Multi-Asset Conservative Allocation Fund	Deutsche Multi-Asset Global Allocation Fund	Deutsche Multi-Asset Moderate Allocation Fund
Undistributed net investment income	405,705	1,611,467	192,032
Net unrealized appreciation (depreciation) on: Investments	9,254,916	7,314,359	5,932,319
Futures	280,727	362,248	96,604
Foreign currency	115	191	(747)
Accumulated net realized gain (loss)	(32,226,695)	(6,561,070)	607,285
Paid-in capital	115,740,130	99,314,999	24,622,363
Net assets, at value	$ 93,454,898	$ 102,042,194	$ 31,449,856
Net Asset Value
Class A Net assets applicable to shares outstanding	$ 33,846,063	$ 38,788,711	$ 19,754,727
Shares outstanding of beneficial interest, $.01 par value, unlimited number of shares authorized	2,617,404	2,465,935	2,000,288
Net Asset Value and redemption price per share	$ 12.93	$ 15.73	$ 9.88
Maximum offering price per share (100 ÷ 94.25 of net asset value)	$ 13.72	$ 16.69	$ 10.48
Class C Net assets applicable to shares outstanding	$ 7,628,793	$ 7,471,992	$ 4,563,524
Shares outstanding of beneficial interest, $.01 par value, unlimited number of shares authorized	590,649	478,919	463,695
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share	$ 12.92	$ 15.60	$ 9.84
Class S Net assets applicable to shares outstanding	$ 51,980,042	$ 55,781,491	$ 7,131,605
Shares outstanding of beneficial interest, $.01 par value, unlimited number of shares authorized	4,025,247	3,541,478	722,217
Net Asset Value, offering and redemption price per share	$ 12.91	$ 15.75	$ 9.87

The accompanying notes are an integral part of the financial statements.

Statements of Operations

for the year ended August 31, 2017
Net Asset Value	Deutsche Multi-Asset Conservative Allocation Fund	Deutsche Multi-Asset Global Allocation Fund	Deutsche Multi-Asset Moderate Allocation Fund
Income distributions from affiliated Underlying Funds	$ 1,491,525	$ 1,591,729	$ 409,840
Dividends	778,461	767,870	216,197
Interest	4,733	21,287	6,747
Other income	48,123	33,582	9,024
Total income	2,322,842	2,414,468	641,808
Expenses: Management fee	105,153	128,617	40,828
Administration fee	94,987	101,859	32,895
Services to shareholders	133,011	195,725	56,609
Distribution and service fees	171,297	167,985	94,933
Custodian fee	6,025	8,662	8,639
Professional fees	94,005	78,514	81,817
Reports to shareholders	30,628	31,228	16,289
Registration fees	50,352	49,955	51,470
Trustees' fees and expenses	6,476	6,901	3,775
Other	7,617	10,725	6,038
Total expenses before expense reductions	699,551	780,171	393,293
Expense reductions	(106,448)	(220,644)	(179,966)
Total expenses after expense reductions	593,103	559,527	213,327
Net investment income	$ 1,729,739	$ 1,854,941	$ 428,481

The accompanying notes are an integral part of the financial statements.

Statements of Operations for the year ended August 31, 2017 (continued)
Realized and Unrealized Gain (Loss)	Deutsche Multi-Asset Conservative Allocation Fund	Deutsche Multi-Asset Global Allocation Fund	Deutsche Multi-Asset Moderate Allocation Fund
Net realized gain (loss) from: Sale of affiliated Underlying Funds	15,167	557,155	(11,032)
Sale of non-affiliated Underlying Funds	109,814	256,367	97,977
Capital gain distributions from affiliated Underlying Funds	893,516	1,851,986	622,999
Futures	1,655,662	494,366	291,073
Foreign currency	(1,215)	(20)	(594)
	2,672,944	3,159,854	1,000,423
Change in net unrealized appreciation (depreciation) on: Affiliated Underlying Funds	1,966,355	4,544,892	1,522,860
Non-affiliated Underlying Funds	99,385	849,192	124,262
Futures	213,522	236,535	58,145
Foreign currency	115	180	230
	2,279,377	5,630,799	1,705,497
Net gain (loss)	4,952,321	8,790,653	2,705,920
Net increase (decrease) in net assets resulting from operations	$ 6,682,060	$ 10,645,594	$ 3,134,401

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Deutsche Multi-Asset Conservative Allocation Fund
Increase (Decrease) in Net Assets	Years Ended August 31,
	2017	2016
Operations: Net investment income	$ 1,729,739	$ 1,588,512
Net realized gain (loss)	2,672,944	2,397,485
Change in net unrealized appreciation (depreciation)	2,279,377	(358,525)
Net increase (decrease) in net assets resulting from operations	6,682,060	3,627,472
Distributions to shareholders from: Net investment income: Class A	(574,115)	(800,644)
Class B	—	(616)*
Class C	(83,800)	(133,951)
Class S	(980,388)	(1,161,686)
Total distributions	(1,638,303)	(2,096,897)
Fund share transactions: Proceeds from shares sold	11,245,440	5,563,105
Reinvestment of distributions	1,567,343	2,009,198
Payments for shares redeemed	(23,795,692)	(24,474,852)
Net assets acquired in tax-free reorganization	—	49,219,254**
Net increase (decrease) in net assets from Fund share transactions	(10,982,909)	32,316,705
Increase (decrease) in net assets	(5,939,152)	33,847,280
Net assets at beginning of period	99,394,050	65,546,770
Net assets at end of period (including undistributed net investment income of $405,705 and $329,076, respectively)	$ 93,454,898	$ 99,394,050

* For the period from September 1, 2015 to February 10, 2016.

** On October 16, 2015, Deutsche LifeCompass Retirement Fund was acquired by the Fund through a tax-free reorganization (see Note F).

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets (continued) Deutsche Multi-Asset Global Allocation Fund
Increase (Decrease) in Net Assets	Years Ended August 31,
	2017	2016
Operations: Net investment income	$ 1,854,941	$ 2,967,666
Net realized gain (loss)	3,159,854	3,072,668
Change in net unrealized appreciation (depreciation)	5,630,799	(7,522,996)
Net increase (decrease) in net assets resulting from operations	10,645,594	(1,482,662)
Distributions to shareholders from: Net investment income: Class A	(1,158,144)	(933,707)
Class B	—	(420)*
Class C	(182,329)	(115,152)
Class S	(1,858,646)	(1,449,581)
Total distributions	(3,199,119)	(2,498,860)
Fund share transactions: Proceeds from shares sold	8,308,815	5,248,494
Reinvestment of distributions	3,111,991	2,438,032
Payments for shares redeemed	(23,497,271)	(29,346,816)
Net increase (decrease) in net assets from Fund share transactions	(12,076,465)	(21,660,290)
Increase (decrease) in net assets	(4,629,990)	(25,641,812)
Net assets at beginning of period	106,672,184	132,313,996
Net assets at end of period (including undistributed net investment of $1,611,467 and $3,042,326, respectively)	$ 102,042,194	$ 106,672,184

* For the period from September 1, 2015 to February 10, 2016.

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets (continued) Deutsche Multi-Asset Moderate Allocation Fund
Increase (Decrease) in Net Assets	Years Ended August 31,
	2017	2016
Operations: Net investment income	$ 428,481	$ 493,026
Net realized gain (loss)	1,000,423	1,906,504
Change in net unrealized appreciation (depreciation)	1,705,497	(2,385,796)
Net increase (decrease) in net assets resulting from operations	3,134,401	13,734
Distributions to shareholders from: Net investment income: Class A	(345,108)	(526,019)
Class B	—	(480)*
Class C	(39,136)	(61,242)
Class S	(136,103)	(230,228)
Net realized gains: Class A	(898,274)	(1,910,411)
Class B	—	(4,485)*
Class C	(194,701)	(403,149)
Class S	(305,733)	(645,867)
Total distributions	(1,919,055)	(3,781,881)
Fund share transactions: Proceeds from shares sold	11,533,468	6,176,588
Reinvestment of distributions	1,821,550	3,734,636
Payments for shares redeemed	(18,813,488)	(19,808,202)
Net assets acquired in tax-free reorganization	—	11,298,463**
Net increase (decrease) in net assets from Fund share transactions	(5,458,470)	1,401,485
Increase (decrease) in net assets	(4,243,124)	(2,366,662)
Net assets at beginning of period	35,692,980	38,059,642
Net assets at end of period (including undistributed net investment income of $192,032 and $273,682, respectively)	$ 31,449,856	$ 35,692,980

* For the period from September 1, 2015 to February 10, 2016.

** On October 16, 2015, Deutsche LifeCompass 2040 Fund was acquired by the Fund through a tax-free reorganization (see Note F).

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Deutsche Multi-Asset Conservative Allocation Fund — Class A
	Years Ended August 31,
	2017	2016	2015	2014	2013
Selected Per Share Data
Net asset value, beginning of period	$ 12.25	$ 12.00	$ 12.85	$ 11.66	$ 11.14
Income (loss) from investment operations: Net investment income[a]	.22	.18	.22	.22	.24
Net realized and unrealized gain (loss)	.66	.33	(.67)	1.24	.51
Total from investment operations	.88	.51	(.45)	1.46	.75
Less distributions from: Net investment income	(.20)	(.26)	(.40)	(.27)	(.23)
Net asset value, end of period	$ 12.93	$ 12.25	$ 12.00	$ 12.85	$ 11.66
Total Return (%)[b,c,d]	7.32	4.33	(3.62)	12.65	6.74
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	34	37	31	40	44
Ratio of expenses before expense reductions (%)[e]	.80	.79	.73	.71	.68
Ratio of expenses after expense reductions (%)[e]	.69	.57	.52	.46	.47
Ratio of net investment income (%)	1.76	1.51	1.71	1.76	2.08
Portfolio turnover rate (%)	5	162	15	61	31

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charge.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Total return would have been lower if the Advisor had not reduced some Underlying Deutsche Funds' expenses.

[e] The Fund invests in other Funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

Deutsche Multi-Asset Conservative Allocation Fund — Class C
	Years Ended August 31,
	2017	2016	2015	2014	2013
Selected Per Share Data
Net asset value, beginning of period	$ 12.23	$ 11.99	$ 12.83	$ 11.64	$ 11.13
Income (loss) from investment operations: Net investment income[a]	.13	.09	.12	.12	.15
Net realized and unrealized gain (loss)	.67	.32	(.66)	1.25	.50
Total from investment operations	.80	.41	(.54)	1.37	.65
Less distributions from: Net investment income	(.11)	(.17)	(.30)	(.18)	(.14)
Net asset value, end of period	$ 12.92	$ 12.23	$ 11.99	$ 12.83	$ 11.64
Total Return (%)[b,c,d]	6.61	3.47	(4.28)	11.82	5.86
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	8	10	8	9	10
Ratio of expenses before expense reductions (%)[e]	1.58	1.53	1.48	1.43	1.40
Ratio of expenses after expense reductions (%)[e]	1.44	1.32	1.27	1.21	1.22
Ratio of net investment income (%)	1.02	.75	.95	1.01	1.30
Portfolio turnover rate (%)	5	162	15	61	31

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charge.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Total return would have been lower if the Advisor had not reduced some Underlying Deutsche Funds' expenses.

[e] The Fund invests in other Funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

Deutsche Multi-Asset Conservative Allocation Fund — Class S
	Years Ended August 31,
	2017	2016	2015	2014	2013
Selected Per Share Data
Net asset value, beginning of period	$ 12.23	$ 11.99	$ 12.83	$ 11.64	$ 11.13
Income (loss) from investment operations: Net investment income[a]	.25	.21	.25	.25	.28
Net realized and unrealized gain (loss)	.67	.32	(.66)	1.24	.48
Total from investment operations	.92	.53	(.41)	1.49	.76
Less distributions from: Net investment income	(.24)	(.29)	(.43)	(.30)	(.25)
Net asset value, end of period	$ 12.91	$ 12.23	$ 11.99	$ 12.83	$ 11.64
Total Return (%)[b,c]	7.60	4.51	(3.31)	12.95	6.92
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	52	53	27	35	38
Ratio of expenses before expense reductions (%)[d]	.55	.51	.48	.47	.45
Ratio of expenses after expense reductions (%)[d]	.44	.32	.27	.21	.22
Ratio of net investment income (%)	2.00	1.77	2.00	2.03	2.41
Portfolio turnover rate (%)	5	162	15	61	31

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses not been reduced.

[c] Total return would have been lower if the Advisor had not reduced some Underlying Deutsche Funds' expenses.

[d] The Fund invests in other Funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

Deutsche Multi-Asset Global Allocation Fund — Class A
	Years Ended August 31,
	2017	2016	2015	2014	2013
Selected Per Share Data
Net asset value, beginning of period	$ 14.61	$ 15.05	$ 16.10	$ 14.34	$ 13.50
Income (loss) from investment operations: Net investment income[a]	.26	.35	.25	.23	.27
Net realized and unrealized gain (loss)	1.31	(.50)[f]	(.83)	1.87	.83
Total from investment operations	1.57	(.15)	(.58)	2.10	1.10
Less distributions from: Net investment income	(.45)	(.29)	(.47)	(.34)	(.26)
Net asset value, end of period	$ 15.73	$ 14.61	$ 15.05	$ 16.10	$ 14.34
Total Return (%)[b,c,d]	11.05	(.96)[f]	(3.63)	14.68	8.28
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	39	39	50	68	72
Ratio of expenses before expense reductions (%)[e]	.83	.79	.66	.65	.67
Ratio of expenses after expense reductions (%)[e]	.63	.40	.52	.46	.47
Ratio of net investment income (%)	1.74	2.40	1.58	1.52	1.93
Portfolio turnover rate (%)	11	259	12	60	32

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charge.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Total return would have been lower if the Advisor had not reduced some Underlying Deutsche Funds' expenses.

[e] The Fund invests in other Funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

[f] Includes $0.163 per share of gains on the disposal of an investment in violation of investment restrictions for the year ended August 31, 2016. Excluding this gain, total return would have been 1.13% lower for the year ended August 31, 2016.

Deutsche Multi-Asset Global Allocation Fund — Class C
	Years Ended August 31,
	2017	2016	2015	2014	2013
Selected Per Share Data
Net asset value, beginning of period	$ 14.49	$ 14.92	$ 15.96	$ 14.22	$ 13.38
Income (loss) from investment operations: Net investment income[a]	.15	.24	.13	.12	.16
Net realized and unrealized gain (loss)	1.30	(.50)[f]	(.82)	1.84	.84
Total from investment operations	1.45	(.26)	(.69)	1.96	1.00
Less distributions from: Net investment income	(.34)	(.17)	(.35)	(.22)	(.16)
Net asset value, end of period	$ 15.60	$ 14.49	$ 14.92	$ 15.96	$ 14.22
Total Return (%)[b,c,d]	10.27	(1.74)[f]	(4.42)	13.84	7.52
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	7	8	11	13	13
Ratio of expenses before expense reductions (%)[e]	1.60	1.53	1.40	1.37	1.38
Ratio of expenses after expense reductions (%)[e]	1.38	1.15	1.27	1.21	1.22
Ratio of net investment income (%)	.99	1.64	.82	.77	1.18
Portfolio turnover rate (%)	11	259	12	60	32

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charge.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Total return would have been lower if the Advisor had not reduced some Underlying Deutsche Funds' expenses.

[e] The Fund invests in other Funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

[f] Includes $0.163 per share of gains on the disposal of an investment in violation of investment restrictions for the year ended August 31, 2016. Excluding this gain, total return would have been 1.13% lower for the year ended August 31, 2016.

Deutsche Multi-Asset Global Allocation Fund — Class S
	Years Ended August 31,
	2017	2016	2015	2014	2013
Selected Per Share Data
Net asset value, beginning of period	$ 14.63	$ 15.07	$ 16.12	$ 14.37	$ 13.52
Income (loss) from investment operations: Net investment income[a]	.30	.39	.30	.27	.31
Net realized and unrealized gain (loss)	1.31	(.50)[e]	(.84)	1.86	.84
Total from investment operations	1.61	(.11)	(.54)	2.13	1.15
Less distributions from: Net investment income	(.49)	(.33)	(.51)	(.38)	(.30)
Net asset value, end of period	$ 15.75	$ 14.63	$ 15.07	$ 16.12	$ 14.37
Total Return (%)[b,c]	11.32	(.70)[e]	(3.43)	14.95	8.62
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	56	59	71	89	87
Ratio of expenses before expense reductions (%)[d]	.61	.54	.42	.42	.42
Ratio of expenses after expense reductions (%)[d]	.38	.15	.27	.21	.22
Ratio of net investment income (%)	1.99	2.69	1.87	1.77	2.20
Portfolio turnover rate (%)	11	259	12	60	32

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses not been reduced.

[c] Total return would have been lower if the Advisor had not reduced some Underlying Deutsche Funds' expenses.

[d] The Fund invests in other Funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

[e] Includes $0.163 per share of gains on the disposal of an investment in violation of investment restrictions for the year ended August 31, 2016. Excluding this gain, total return would have been 1.13% lower for the year ended August 31, 2016.

Deutsche Multi-Asset Moderate Allocation Fund — Class A
	Years Ended August 31,
	2017	2016	2015	2014	2013
Selected Per Share Data
Net asset value, beginning of period	$ 9.51	$ 10.41	$ 12.04	$ 10.66	$ 9.71
Income (loss) from investment operations: Net investment income[a]	.13	.12	.16	.14	.19
Net realized and unrealized gain (loss)	.79	.01[f]	(.42)	1.68	.92
Total from investment operations	.92	.13	(.26)	1.82	1.11
Less distributions from: Net investment income	(.15)	(.19)	(.28)	(.31)	(.16)
Net realized gains	(.40)	(.84)	(1.09)	(.13)	—
Total distributions	(.55)	(1.03)	(1.37)	(.44)	(.16)
Net asset value, end of period	$ 9.88	$ 9.51	$ 10.41	$ 12.04	$ 10.66
Total Return (%)[b,c,d]	10.17	1.25	(2.39)	17.23	11.61
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	20	22	24	32	40
Ratio of expenses before expense reductions (%)[e]	1.16	1.04	.85	.82	.82
Ratio of expenses after expense reductions (%)[e]	.60	.46	.52	.46	.47
Ratio of net investment income (%)	1.36	1.23	1.39	1.25	1.84
Portfolio turnover rate (%)	9	161	14	60	41

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charge.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Total return would have been lower if the Advisor had not reduced some Underlying Deutsche Funds' expenses.

[e] The Fund invests in other Funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

[f] The amount of net realized and unrealized gain shown for a share outstanding for the period ended August 31, 2016 does not correspond with the aggregate net loss on investments for the period due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.

Deutsche Multi-Asset Moderate Allocation Fund — Class C
	Years Ended August 31,
	2017	2016	2015	2014	2013
Selected Per Share Data
Net asset value, beginning of period	$ 9.47	$ 10.37	$ 11.99	$ 10.62	$ 9.67
Income (loss) from investment operations: Net investment income[a]	.06	.04	.07	.05	.11
Net realized and unrealized gain (loss)	.79	.01[f]	(.41)	1.67	.93
Total from investment operations	.85	.05	(.34)	1.72	1.04
Less distributions from: Net investment income	(.08)	(.11)	(.19)	(.22)	(.09)
Net realized gains	(.40)	(.84)	(1.09)	(.13)	—
Total distributions	(.48)	(.95)	(1.28)	(.35)	(.09)
Net asset value, end of period	$ 9.84	$ 9.47	$ 10.37	$ 11.99	$ 10.62
Total Return (%)[b,c,d]	9.35	.44	(3.11)	16.29	10.80
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5	5	5	6	5
Ratio of expenses before expense reductions (%)[e]	1.88	1.74	1.54	1.48	1.52
Ratio of expenses after expense reductions (%)[e]	1.35	1.21	1.27	1.21	1.22
Ratio of net investment income (%)	.60	.42	.65	.46	1.06
Portfolio turnover rate (%)	9	161	14	60	41

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charge.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Total return would have been lower if the Advisor had not reduced some Underlying Deutsche Funds' expenses.

[e] The Fund invests in other Funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

[f] The amount of net realized and unrealized gain shown for a share outstanding for the period ended August 31, 2016 does not correspond with the aggregate net loss on investments for the period due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.

Deutsche Multi-Asset Moderate Allocation Fund — Class S
	Years Ended August 31,
	2017	2016	2015	2014	2013
Selected Per Share Data
Net asset value, beginning of period	$ 9.51	$ 10.41	$ 12.05	$ 10.68	$ 9.72
Income (loss) from investment operations: Net investment income[a]	.15	.13	.23	.17	.22
Net realized and unrealized gain (loss)	.79	.03[e]	(.47)	1.67	.93
Total from investment operations	.94	.16	(.24)	1.84	1.15
Less distributions from: Net investment income	(.18)	(.22)	(.31)	(.34)	(.19)
Net realized gains	(.40)	(.84)	(1.09)	(.13)	—
Total distributions	(.58)	(1.06)	(1.40)	(.47)	(.19)
Net asset value, end of period	$ 9.87	$ 9.51	$ 10.41	$ 12.05	$ 10.68
Total Return (%)[b,c]	10.35	1.53	(2.21)	17.41	11.99
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	7	9	9	20	18
Ratio of expenses before expense reductions (%)[d]	.89	.77	.58	.56	.57
Ratio of expenses after expense reductions (%)[d]	.35	.21	.26	.21	.22
Ratio of net investment income (%)	1.59	1.43	2.05	1.49	2.12
Portfolio turnover rate (%)	9	161	14	60	41

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses not been reduced.

[c] Total return would have been lower if the Advisor had not reduced some Underlying Deutsche Funds' expenses.

[d] The Fund invests in other Funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

[e] The amount of net realized and unrealized gain shown for a share outstanding for the period ended August 31, 2016 does not correspond with the aggregate net loss on investments for the period due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche Multi-Asset Conservative Allocation Fund, Deutsche Multi-Asset Global Allocation Fund and Deutsche Multi-Asset Moderate Allocation Fund (hereinafter referred to individually as "Fund" or collectively as "Funds") are each a diversified series of Deutsche Asset Allocation Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust. The Funds may invest directly in securities and derivatives or other affiliated Deutsche funds (i.e., mutual funds, exchange-traded funds and other pooled investment vehicles managed by Deutsche Investment Management Americas Inc. or one of its affiliates, together the "Underlying Deutsche Funds") and non-affiliated mutual funds and exchange-traded funds ("Non-affiliated Funds"). Non-affiliated Funds and Underlying Deutsche Funds are collectively referred to as "Underlying Funds." Each Underlying Deutsche Fund's accounting policies and investment holdings are outlined in the Underlying Deutsche Funds' financial statements and are available upon request.

Each Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class B shares automatically converted to Class A shares on February 10, 2016 and are no longer offered. Class B shares were not subject to an initial sales charge and were subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution and service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of each Fund have equal rights with respect to voting subject to class-specific arrangements.

The Funds' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by each Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Debt securities are valued at prices supplied by independent pricing services approved by the Fund's Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.

Investments in mutual funds are valued at the net asset value per share of each class of the mutual fund and are categorized as Level 1.

ETFs are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. ETFs are categorized as Level 1 securities.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Disclosure about the classification of fair value measurements is included in a table following each Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Federal Income Taxes. Each Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Each Fund is treated as a single corporate taxpayer.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At August 31, 2017, Deutsche Multi-Asset Conservative Allocation Fund had a net tax basis capital loss carryforward of approximately $31,574,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until August 31, 2018 ($20,827,000), August 31, 2019 ($10,167,000) and August 31, 2020 ($580,000), the respective expiration dates, whichever occurs first.

At August 31, 2017, Deutsche Multi-Asset Global Allocation Fund had a net tax basis capital loss carryforward of approximately $5,796,000, including $2,550,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until August 31, 2019, the expiration date, whichever occurs first; and approximately $3,246,000 of post-enactment losses, which may be applied against realized net taxable short-term capital gains indefinitely.

The Funds have reviewed the tax positions for the open tax years as of August 31, 2017 and have determined that no provision for income tax and/or uncertain tax provisions is required in the Funds' financial statements. The Funds' federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of Deutsche Multi-Asset Conservative Allocation Fund are declared and distributed to shareholders quarterly. Distributions from net investment income of Deutsche Multi-Asset Global Allocation Fund and Deutsche Multi-Asset Moderate Allocation Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to each Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Funds may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss, investments in futures and the tax character of capital gain distributions from Underlying Funds. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, each Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of a Fund.

At August 31, 2017, Deutsche Multi-Asset Conservative Allocation Fund's components of distributable earnings (accumulated losses) on a tax basis are as follows:

Undistributed ordinary income*	$ 405,707
Capital loss carryforwards	$ (31,574,000)
Net unrealized appreciation (depreciation) on investments	$ 8,883,237

At August 31, 2017, the aggregate cost of investments for federal income tax purposes for Deutsche Multi-Asset Conservative Allocation Fund was $83,096,466. The net unrealized appreciation for all investments based on tax cost was $8,883,237. This consisted of aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost of $9,705,452 and aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value of $822,215.

In addition, during the years ended August 31, 2017 and August 31, 2016, the tax character of distributions paid to shareholders by Deutsche Multi-Asset Conservative Allocation Fund is summarized as follows:

	Years Ended August 31,
	2017	2016
Distributions from ordinary income	$ 1,638,303	$ 2,096,897

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

At August 31, 2017, Deutsche Multi-Asset Global Allocation Fund's components of distributable earnings (accumulated losses) on a tax basis are as follows:

Undistributed ordinary income*	$ $1,611,467
Capital loss carryforwards	$ (5,796,000)
Net unrealized appreciation (depreciation) on investments	$ 6,911,335

At August 31, 2017, the aggregate cost of investments for federal income tax purposes for Deutsche Multi-Asset Global Allocation Fund was $94,307,399. The net unrealized appreciation for all investments based on tax cost was $6,911,335. This consisted of aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost of $7,722,085 and aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value of $810,750.

In addition, during the years ended August 31, 2017 and August 31, 2016, the tax character of distributions paid to shareholders by Deutsche Multi-Asset Global Allocation Fund is summarized as follows:

	Years Ended August 31,
	2017	2016
Distributions from ordinary income	$ 3,199,119	$ 2,498,860

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

At August 31, 2017, Deutsche Multi-Asset Moderate Allocation Fund's components of distributable earnings (accumulated losses) on a tax basis are as follows:

Undistributed ordinary income*	$ 406,202
Undistributed long-term capital gains	$ 800,963
Net unrealized appreciation (depreciation) on investments	$ 5,621,077

At August 31, 2017, the aggregate cost of investments for federal income tax purposes for Deutsche Multi-Asset Moderate Allocation Fund was $25,696,108. The net unrealized appreciation for all investments based on tax cost was $5,621,077. This consisted of aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost of $6,052,046 and aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value of $430,969.

In addition, during the years ended August 31, 2017 and August 31, 2016, the tax character of distributions paid to shareholders by Deutsche Multi-Asset Moderate Allocation Fund is summarized as follows:

	Years Ended August 31,
	2017	2016
Distributions from ordinary income	$ 520,347	$ 817,969
Distributions from long-term capital gains	$ 1,398,708	$ 2,963,912

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Funds may enter into contracts with service providers that contain general indemnification clauses. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet been made. However, based on experience, the Funds expect the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Distributions of income and capital gains from the Underlying Funds are recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Derivative Instrument

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the period ended August 31, 2017, the Funds entered into futures contracts in order to hedge against potential adverse market movements of portfolio assets and to adjust asset allocations in response to short-term market changes as part of the Funds' tactical asset allocation process.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default. Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts recognized in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of August 31, 2017 is included in the tables following the Funds' Investment Portfolios. For the year ended August 31, 2017, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $8,604,000 to $16,383,000 for Deutsche Multi-Asset Conservative Allocation Fund, from approximately $5,397,000 to $10,255,000 for Deutsche Multi-Asset Global Allocation Fund and from approximately $1,654,000 to $3,550,000 for Deutsche Multi-Asset Moderate Allocation Fund. For the year ended August 31, 2017, the investment in futures contracts sold had a total notional value generally indicative of a range from $0 to approximately $5,909,000 for Deutsche Multi-Asset Conservative Allocation Fund, from $0 to approximately $6,604,000 for Deutsche Multi-Asset Global Allocation Fund and from $0 to approximately $2,715,000 for Deutsche Multi-Asset Moderate Allocation Fund.

The following tables summarize the value of the Funds’ derivative instruments held as of August 31, 2017 and the related location in the accompanying Statements of Assets and Liabilities, presented by primary underlying risk exposure:

Assets Derivative	Deutsche Multi-Asset Conservative Allocation Fund	Deutsche Multi-Asset Global Allocation Fund	Deutsche Multi-Asset Moderate Allocation Fund
Equity Contracts (a)	$ 336,077	$ 421,126	$ 111,722

Each of the above derivatives is located in the following Statements of Assets and Liabilities accounts:

(a) Includes cumulative appreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

Liabilities Derivative	Deutsche Multi-Asset Conservative Allocation Fund	Deutsche Multi-Asset Global Allocation Fund	Deutsche Multi-Asset Moderate Allocation Fund
Equity Contracts (b)	$ (55,350)	$ (58,878)	$ (15,118)

Each of the above derivatives is located in the following Statements of Assets and Liabilities accounts:

(b) Includes cumulative depreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

Additionally, the amounts of unrealized and realized gains and losses on derivative instruments recognized in Funds earnings during the year ended August 31, 2017 and the related location in the accompanying Statements of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Deutsche Multi-Asset Conservative Allocation Fund	Deutsche Multi-Asset Global Allocation Fund	Deutsche Multi-Asset Moderate Allocation Fund
Equity Contracts (c)	$ 1,667,351	$ 511,527	$ 277,643
Foreign Exchange Contracts (c)	(11,689)	(17,161)	13,430
	$ 1,655,662	$ 494,366	$ 291,073
Each of the above derivatives is located in the following Statements of Operations accounts: (c) Net realized gain (loss) from futures

Change in Net Unrealized Appreciation (Depreciation)	Deutsche Multi-Asset Conservative Allocation Fund	Deutsche Multi-Asset Global Allocation Fund	Deutsche Multi-Asset Moderate Allocation Fund
Equity Contracts (d)	$ 318,062	$ 359,453	$ 103,241
Foreign Exchange Contracts (d)	(104,540)	(122,918)	(45,096)
	$ 213,522	$ 236,535	$ 58,145
Each of the above derivatives is located in the following Statements of Operations accounts: (d) Change in net unrealized appreciation (depreciation) from futures

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of each Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by each Fund.

Pursuant to the Restated Investment Management Agreement with the Advisor, Deutsche Multi-Asset Conservative Allocation Fund and Deutsche Multi-Asset Moderate Allocation Fund pays a monthly management fee of: (a) 0.10% based on the Fund's average daily net assets invested in exchange-traded funds and mutual funds, and (b) 0.55% on the Fund’s average daily net assets not covered in (a) above. The effective management fee rate reflects the Advisor’s estimate based on anticipated allocation of fund assets, accrued daily and payable monthly.

Pursuant to the Restated Investment Management Agreement with the Advisor, Deutsche Multi-Asset Global Allocation Fund pays a monthly management fee of: (a) 0.10% based on the Fund's average daily net assets invested in exchange-traded funds and mutual funds, and (b) 0.65% on the Fund’s average daily net assets not covered in (a) above. The effective management fee rate reflects the Advisor’s estimate based on anticipated allocation of fund assets, accrued daily and payable monthly.

Accordingly, for the period from September 1, 2016 through August 31, 2017, the fees pursuant to the Restated Investment Management Agreement were equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.11%, 0.13% and 0.12% of the Fund's average daily net assets for Deutsche Multi-Asset Conservative Allocation Fund, Deutsche Multi-Asset Global Allocation Fund and Deutsche Multi-Asset Moderate Allocation Fund, respectively.

The Funds do not invest in the Underlying Deutsche Funds for the purpose of exercising management or control; however, investments within the set limits may represent 5% or more of an Underlying Deutsche Fund's outstanding shares. At August 31, 2017, Deutsche Multi-Asset Moderate Allocation Fund did not invest in more than 5% of any Underlying Deutsche Fund. At August 31, 2016, Deutsche Multi-Asset Conservative Allocation Fund held 5% or greater of the following Underlying Deutsche Funds' outstanding shares: 15% of Deutsche U.S. Bond Index Fund, 9% of Deutsche Core Plus Income Fund and 9% of Deutsche European Equity Fund. At August 31, 2017, Deutsche Multi-Asset Global Allocation Fund held 5% or greater of the following Underlying Deutsche Funds' outstanding shares: 36% of Deutsche EAFE Equity Index Fund, 10% of Deutsche European Equity Fund and 5% of Deutsche Global Inflation Fund.

For the period from September 1, 2016 through September 30, 2018, the Advisor has contractually agreed to reimburse or pay certain operating expenses to the extent necessary to maintain the Funds' total annual operating expenses (including indirect expenses of Underlying Funds and excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) as a percentage of average daily net assets as follows:

	Deutsche Multi-Asset Conservative Allocation Fund	Deutsche Multi-Asset Global Allocation Fund	Deutsche Multi-Asset Moderate Allocation Fund
Class A	1.15%	1.15%	1.15%
Class C	1.90%	1.90%	1.90%
Class S	.90%	.90%	.90%

For the year ended August 31, 2017, fees waived and/or expenses reimbursed for each Fund were as follows:

Deutsche Multi-Asset Conservative Allocation Fund Class A	$ 37,100
Class C	12,744
Class S	56,604
$ 106,448
Deutsche Multi-Asset Global Allocation Fund Class A	$ 76,688
Class C	17,029
Class S	126,927
$ 220,644
Deutsche Multi-Asset Moderate Allocation Fund Class A	$ 113,685
Class C	24,545
Class S	41,736
$ 179,966

Each Fund indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds and in which it is invested.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Funds. For all services provided under the Administrative Services Agreement, the Funds pay DIMA an annual fee ("Administration Fee") of 0.10% of each Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended August 31, 2017, the Administration Fee for each Fund was as follows:

Administration Fee	Total Aggregated	Unpaid at August 31, 2017
Deutsche Multi-Asset Conservative Allocation Fund	$ 94,987	$ 7,942
Deutsche Multi-Asset Global Allocation Fund	$ 101,859	$ 8,732
Deutsche Multi-Asset Moderate Allocation Fund	$ 32,895	$ 2,722

Service Provider Fees. Deutsche AM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Funds. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Funds. For the year ended August 31, 2017, the amounts charged to the Funds by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at August 31, 2017
Deutsche Multi-Asset Conservative Allocation Fund Class A	$ 26,128	$ 6,602
Class C	3,839	949
Class S	51,475	12,902
	$ 81,442	$ 20,453
Deutsche Multi-Asset Global Allocation Fund Class A	$ 27,124	$ 6,696
Class C	4,007	984
Class S	81,748	19,917
	$ 112,879	$ 27,597
Deutsche Multi-Asset Moderate Allocation Fund Class A	$ 19,469	$ 3,116
Class C	1,803	323
Class S	6,770	1,334
	$ 28,042	$ 4,773

Distribution and Service Fees. Under the Funds' Class C 12b-1 Plan, Deutsche AM Distributors, Inc. ("DDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class C shares. In accordance with the Funds' Underwriting and Distribution Services Agreements, DDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the year ended August 31, 2017, the Distribution Fees were as follows:

Distribution Fees	Total Aggregated	Unpaid at August 31, 2017
Deutsche Multi-Asset Conservative Allocation Fund Class C	$ 66,211	$ 4,843
Deutsche Multi-Asset Global Allocation Fund Class C	$ 58,009	$ 4,747
Deutsche Multi-Asset Moderate Allocation Fund Class C	$ 35,052	$ 2,867

In addition, DDI provides information and administrative services for a fee ("Service Fee") to Class A and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended August 31, 2017, the Service Fees were as follows:

Service Fees	Total Aggregated	Unpaid at August 31, 2017	Annual Rate
Deutsche Multi-Asset Conservative Allocation Fund
Class A	$ 83,208	$ 21,266.24%
Class C	21,878	5,005.25%
	$ 105,086	$ 26,271
Deutsche Multi-Asset Global Allocation Fund
Class A	$ 90,737	$ 24,164.24%
Class C	19,239	4,684.25%
	$ 109,976	$ 28,848
Deutsche Multi-Asset Moderate Allocation Fund
Class A	$ 48,355	$ 12,728.24%
Class C	11,526	2,906.25%
	$ 59,881	$ 15,634

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Funds. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended August 31, 2017 for Deutsche Multi-Asset Conservative Allocation Fund, Deutsche Multi-Asset Global Allocation Fund and Deutsche Multi-Asset Moderate Allocation Fund aggregated $1,804, $1,660 and $3,029, respectively.

In addition, DDI receives any contingent deferred sales charge ("CDSC") from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed of Class C. For the year ended August 31, 2017, the CDSC for Class C shares aggregated $732, $179 and $172 for Deutsche Multi-Asset Conservative Allocation Fund, Deutsche Multi-Asset Global Allocation Fund and Deutsche Multi-Asset Moderate Allocation Fund, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended August 31, 2017, DDI received $178, $116 and $3 for Class A shares of Deutsche Multi-Asset Conservative Allocation Fund, Deutsche Multi-Asset Global Allocation Fund and Deutsche Multi-Asset Moderate Allocation Fund, respectively.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Funds. For the year ended August 31, 2017, the amounts charged to the Funds by DIMA included in the Statements of Operations under "Reports to shareholders" were as follows:

Typesetting and Filing Service Fees	Total Aggregated	Unpaid at August 31, 2017
Deutsche Multi-Asset Conservative Allocation Fund	$ 12,422	$ 4,278
Deutsche Multi-Asset Global Allocation Fund	$ 11,848	$ 3,867
Deutsche Multi-Asset Moderate Allocation Fund	$ 12,582	$ 4,235

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. Each Fund may invest uninvested cash balances in Deutsche Central Cash Management Government Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Deutsche Central Cash Management Government Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. Each Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Deutsche Central Cash Management Government Fund does not pay the Advisor an investment management fee.

D. Line of Credit

The Funds and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Funds may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent, plus, if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Funds may borrow up to a maximum of 33 percent of its net assets under the agreement. The Funds had no outstanding loans at August 31, 2017.

E. Share Transactions

Deutsche Multi-Asset Conservative Allocation Fund

The following table summarizes share and dollar activity in the Fund:

	Year Ended August 31, 2017		Year Ended August 31, 2016
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	398,039	$ 4,969,241	245,239	$ 2,911,013
Class C	48,240	591,815	82,635	980,779
Class S	457,167	5,684,384	139,988	1,671,313
		$ 11,245,440		$ 5,563,105
Shares issued to shareholders in reinvestment of distributions
Class A	45,377	$ 556,878	65,991	$ 780,511
Class B	—	—	52*	616*
Class C	6,317	77,147	10,244	121,079
Class S	76,086	933,318	93,558	1,106,992
		$ 1,567,343		$ 2,009,198
Shares redeemed
Class A	(827,226)	$ (10,257,340)	(839,388)	$ (10,035,570)
Class B	—	—	(9,421)*	(111,397)*
Class C	(277,706)	(3,458,122)	(187,213)	(2,243,387)
Class S	(813,905)	(10,080,230)	(1,007,292)	(12,084,498)
		$ (23,795,692)		$ (24,474,852)
Shares issued in tax-free reorganization**
Class A	—	$ —	937,553	$ 11,372,390
Class B	—	—	3,437*	41,729*
Class C	—	—	262,548	3,184,690
Class S	—	—	2,858,792	34,620,445
		$ —		$ 49,219,254
Net increase (decrease)
Class A	(383,810)	$ (4,731,221)	409,395	$ 5,028,344
Class B	—	—	(5,932)*	(69,052)*
Class C	(223,149)	(2,789,160)	168,214	2,043,161
Class S	(280,652)	(3,462,528)	2,085,046	25,314,252
		$ (10,982,909)		$ 32,316,705

* For the period from September 1, 2015 to February 10, 2016.

** On October 16, 2015, Deutsche LifeCompass Retirement Fund was acquired by the Fund through a tax-free reorganization (see Note F).

Deutsche Multi-Asset Global Allocation Fund

The following table summarizes share and dollar activity in the Fund:

	Year Ended August 31, 2017		Year Ended August 31, 2016
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	337,085	$ 5,050,030	186,140	$ 2,717,293
Class C	13,625	201,184	17,879	259,579
Class S	206,212	3,057,601	156,107	2,271,622
		$ 8,308,815		$ 5,248,494
Shares issued to shareholders in reinvestment of distributions
Class A	80,177	$ 1,128,088	61,554	$ 912,847
Class B	—	—	28*	420*
Class C	11,930	167,254	7,154	105,742
Class S	129,207	1,816,649	95,750	1,419,023
		$ 3,111,991		$ 2,438,032
Shares redeemed
Class A	(640,808)	$ (9,463,498)	(902,051)	$ (13,018,215)
Class B	—	—	(12,410)*	(182,596)*
Class C	(118,494)	(1,746,189)	(160,680)	(2,309,821)
Class S	(831,301)	(12,287,584)	(943,830)	(13,836,184)
		$ (23,497,271)		$ (29,346,816)
Net increase (decrease)
Class A	(223,546)	$ (3,285,380)	(654,357)	$ (9,388,075)
Class B	—	—	(12,382)*	(182,176)*
Class C	(92,939)	(1,377,751)	(135,647)	(1,944,500)
Class S	(495,882)	(7,413,334)	(691,973)	(10,145,539)
		$ (12,076,465)		$ (21,660,290)

* For the period from September 1, 2015 to February 10, 2016.

Deutsche Multi-Asset Moderate Allocation Fund

The following table summarizes share and dollar activity in the Fund:

	Year Ended August 31, 2017		Year Ended August 31, 2016
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	835,762	$ 7,921,961	404,389	$ 3,789,734
Class C	40,468	386,941	44,545	420,424
Class S	339,292	3,224,566	208,647	1,966,430
		$ 11,533,468		$ 6,176,588
Shares issued to shareholders in reinvestment of distributions
Class A	133,835	$ 1,221,912	252,155	$ 2,407,063
Class B	—	—	519*	4,965*
Class C	25,353	231,725	48,434	463,029
Class S	40,386	367,913	90,237	859,579
		$ 1,821,550		$ 3,734,636
Shares redeemed
Class A	(1,262,286)	$ (11,913,076)	(1,289,451)	$ (11,902,463)
Class B	—	—	(6,547)*	(60,420)*
Class C	(118,557)	(1,124,891)	(119,368)	(1,130,285)
Class S	(605,032)	(5,775,521)	(704,464)	(6,715,034)
		$ (18,813,488)		$ (19,808,202)
Shares issued in tax-free reorganization**
Class A	—	$ —	629,907	$ 6,090,926
Class C	—	—	44,978	435,351
Class S	—	—	494,523	4,772,186
		$ —		$ 11,298,463
Net increase (decrease)
Class A	(292,689)	$ (2,769,203)	(3,000)	$ 385,260
Class B	—	—	(6,028)*	(55,455)*
Class C	(52,736)	(506,225)	18,589	188,519
Class S	(225,354)	(2,183,042)	88,943	883,161
		$ (5,458,470)		$ 1,401,485

* For the period from September 1, 2015 to February 10, 2016.

** On October 16, 2015, Deutsche LifeCompass 2040 Fund was acquired by the Fund through a tax-free reorganization (see Note F).

F. Acquisition of Assets

On October 16, 2015, the Deutsche Multi-Asset Conservative Allocation Fund (the "Fund") acquired all of the net assets of Deutsche LifeCompass Retirement Fund pursuant to a plan of reorganization approved by shareholders of Life Compass Retirement Fund on September 11, 2015. The acquisition was accomplished by a tax-free exchange of 940,654 Class A shares, 3,445 Class B shares, 263,240 Class C shares and 2,865,417 Class S shares of LifeCompass Retirement Fund for 937,553 Class A shares, 3,437 Class B shares, 262,548 Class C shares and 2,858,792 Class S shares of the Fund, respectively, outstanding on October 16, 2015. Deutsche LifeCompass Retirement Fund net assets at that date, $49,219,254, including $2,915,232 of net unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $65,095,379. The combined net assets of the Fund immediately following the acquisition were $114,314,633.

On October 16, 2015, the Deutsche Multi-Asset Moderate Allocation Fund (the "Fund") acquired all of the net assets of Deutsche LifeCompass 2040 Fund pursuant to a plan of reorganization approved by shareholders of Life Compass 2040 Fund on September 11, 2015. The acquisition was accomplished by a tax-free exchange of 1,014,186 Class A shares, 72,407 Class C shares and 794,298 Class S shares of LifeCompass 2040 Fund for 629,907 Class A shares, 44,978 Class C shares and 494,523 Class S shares of the Fund, respectively, outstanding on October 16, 2015. Deutsche LifeCompass 2040 Fund net assets at that date, $11,298,463 including $2,414,893 of net unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $37,526,779. The combined net assets of the Fund immediately following the acquisition were $48,825,242.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche Asset Allocation Trust and Shareholders of the Deutsche Multi-Asset Conservative Allocation Fund, the Deutsche Multi-Asset Global Allocation Fund and the Deutsche Multi-Asset Moderate Allocation Fund:

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial positions of the Deutsche Multi-Asset Conservative Allocation Fund, the Deutsche Multi-Asset Global Allocation Fund and the Deutsche Multi-Asset Moderate Allocation Fund, respectively (the three funds constituting the Deutsche Asset Allocation Trust) (the "Trust"), as of August 31, 2017 and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of August 31, 2017 by correspondence with the custodian, transfer agent, brokers and the application of alternative auditing procedures where confirmations had not been received, provide a reasonable basis for our opinion.

Boston, Massachusetts October 24, 2017	PricewaterhouseCoopers LLP

Information About Each Fund's Expenses

As an investor of a Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in each Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In addition to the ongoing expenses which the Funds bear directly, the Funds' shareholders indirectly bear the expenses of the Underlying Funds in which the Funds invest. These expenses are not included in the Funds' annualized expense ratios used to calculate the expense estimate in the tables. In the most recent six-month period, Deutsche Multi-Asset Conservative Allocation Fund, Deutsche Multi-Asset Global Allocation Fund and Deutsche Multi-Asset Moderate Allocation Fund limited the ongoing expenses the Funds bear directly; had they not done so, expenses would have been higher. The examples in the tables are based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (March 1, 2017 to August 31, 2017).

The tables illustrate your Fund's expenses in two ways:

— Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Deutsche Multi-Asset Conservative Allocation Fund

Expenses and Value of a $1,000 Investment for the six months ended August 31, 2017 (Unaudited)
Actual Fund Return	Class A	Class C	Class S
Beginning Account Value 3/1/17	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 8/31/17	$ 1,044.30	$ 1,040.40	$ 1,044.80
Expenses Paid per $1,000*	$ 3.50	$ 7.35	$ 2.22
Hypothetical 5% Fund Return	Class A	Class C	Class S
Beginning Account Value 3/1/17	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 8/31/17	$ 1,021.78	$ 1,018.00	$ 1,023.04
Expenses Paid per $1,000*	$ 3.47	$ 7.27	$ 2.19

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios**	Class A	Class C	Class S
Deutsche Multi-Asset Conservative Allocation Fund	.68%	1.43%	.43%

** The Fund invests in other funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. These ratios do not include these indirect fees and expenses.

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Deutsche Multi-Asset Global Allocation Fund

Expenses and Value of a $1,000 Investment for the six months ended August 31, 2017 (Unaudited)
Actual Fund Return	Class A	Class C	Class S
Beginning Account Value 3/1/17	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 8/31/17	$ 1,081.10	$ 1,076.60	$ 1,082.50
Expenses Paid per $1,000*	$ 3.20	$ 7.12	$ 1.89
Hypothetical 5% Fund Return	Class A	Class C	Class S
Beginning Account Value 3/1/17	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 8/31/17	$ 1,022.13	$ 1,018.35	$ 1,023.39
Expenses Paid per $1,000*	$ 3.11	$ 6.92	$ 1.84

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios**	Class A	Class C	Class S
Deutsche Multi-Asset Global Allocation Fund	.61%	1.36%	.36%

** The Fund invests in other funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. These ratios do not include these indirect fees and expenses.

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Deutsche Multi-Asset Moderate Allocation Fund

Expenses and Value of a $1,000 Investment for the six months ended August 31, 2017 (Unaudited)
Actual Fund Return	Class A	Class C	Class S
Beginning Account Value 3/1/17	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 8/31/17	$ 1,049.90	$ 1,044.60	$ 1,050.00
Expenses Paid per $1,000*	$ 2.89	$ 6.75	$ 1.60
Hypothetical 5% Fund Return	Class A	Class C	Class S
Beginning Account Value 3/1/17	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 8/31/17	$ 1,022.38	$ 1,018.60	$ 1,023.64
Expenses Paid per $1,000*	$ 2.85	$ 6.67	$ 1.58

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios**	Class A	Class C	Class S
Deutsche Multi-Asset Moderate Allocation Fund	.56%	1.31%	.31%

** The Fund invests in other funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. These ratios do not include these indirect fees and expenses.

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information (Unaudited)

Deutsche Multi-Asset Moderate Allocation Fund paid distributions of $0.40 per share from net long-term capital gains during its year ended August 31, 2017.

Pursuant to Section 852 of the Internal Revenue Code, Deutsche Multi-Asset Moderate Allocation Fund designates $882,000 as capital gain dividends for its year ended August 31, 2017.

For corporate shareholders, 100%, 100% and 100% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the fiscal year ended August 31, 2017, for Deutsche Multi-Asset Conservative Allocation Fund, Deutsche Multi-Asset Global Allocation Fund and Deutsche Multi-Asset Moderate Allocation Fund, respectively, qualified for the dividends received deduction.

For federal income tax purposes, Deutsche Multi-Asset Conservative Allocation Fund, Deutsche Multi-Asset Global Allocation Fund and Deutsche Multi-Asset Moderate Allocation Fund designate $2,497,000, $2,596,000 and $689,000, respectively, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the "Board" or "Trustees") approved the renewal of Deutsche Multi-Asset Conservative Allocation Fund’s, Deutsche Multi-Asset Global Allocation Fund’s and Deutsche Multi-Asset Moderate Allocation Fund’s (each a "Fund" and collectively, the "Funds") investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2016.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— During the entire process, all of the Funds’ Trustees were independent of DIMA and its affiliates (the "Independent Trustees").

— The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Funds’ performance, fees and expenses, and profitability from a fee consultant retained by the Funds’ Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Funds.

— The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Funds’ contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of each Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Funds since their inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Funds. The Board considered, generally, that shareholders chose to invest or remain invested in each respective Fund knowing that DIMA managed the Fund and that the Agreement was approved by the Fund’s shareholders. DIMA is part of Deutsche Bank AG’s ("Deutsche Bank") Asset Management ("Deutsche AM") division. Deutsche AM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. Deutsche Bank has advised the Board that the U.S. asset management business continues to be a critical and integral part of Deutsche Bank, and that Deutsche Bank will continue to invest in Deutsche AM and seek to enhance Deutsche AM’s investment platform. Deutsche Bank also has confirmed its commitment to maintaining strong legal and compliance groups within the Deutsche AM division.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Funds’ Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to each Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to each Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed each Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds.

Deutsche Multi-Asset Conservative Allocation Fund. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2015, Deutsche Multi-Asset Conservative Allocation Fund’s performance (Class A shares) was in the 3rd quartile, 2nd quartile and 3rd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the three- and five-year periods and has underperformed its benchmark in the one-year period ended December 31, 2015. The Board considered that, in light of the Fund’s underperformance and decreasing asset size, DIMA recommended, and the Board approved, changes to the Fund’s investment objective and principal investment strategy to restructure the Fund from a target date fund of funds into a managed multi-asset fund. These changes became effective on October 19, 2015. The Board noted that, in connection with these changes, shareholders of the Fund approved, in September 2015, an amended and restated investment management agreement between the Fund and DIMA.

Deutsche Multi-Asset Global Allocation Fund. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2015, Deutsche Multi-Asset Global Allocation Fund’s performance (Class A shares) was in the 2nd quartile of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the three- and five-year periods and has underperformed its benchmark in the one-year period ended December 31, 2015. The Board considered that, in light of the Fund’s underperformance and decreasing asset size, DIMA recommended, and the Board approved, changes to the Fund’s investment objective and principal investment strategy to restructure the Fund from a target date fund of funds into a managed multi-asset fund. These changes became effective on October 19, 2015. The Board noted that, in connection with these changes, shareholders of the Fund approved, in September 2015, an amended and restated investment management agreement between the Fund and DIMA.

Deutsche Multi-Asset Moderate Allocation Fund. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2015, Deutsche Multi-Asset Moderate Allocation Fund’s performance (Class A shares) was in the 3rd quartile, 2nd quartile and 3rd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the three- and five-year periods and has underperformed its benchmark in the one-year period ended December 31, 2015. The Board considered that, in light of the Fund’s underperformance and decreasing asset size, DIMA recommended, and the Board approved, changes to the Fund’s investment objective and principal investment strategy to restructure the Fund from a target date fund of funds into a managed multi-asset fund. These changes became effective on October 19, 2015. The Board noted that, in connection with these changes, shareholders of the Fund approved, in September 2015, an amended and restated investment management agreement between the Fund and DIMA.

Fees and Expenses. The Board considered the Funds’ investment management fee schedules, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. ("Broadridge") and the Fee Consultant.

Deutsche Multi-Asset Conservative Allocation Fund. With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were equal to the median of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2015). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2015, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees, but inclusive of acquired fund fees and expenses) ("Broadridge Universe Expenses").

Deutsche Multi-Asset Global Allocation Fund. With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) (1st quartile being the most favorable and 4th quartile being the least favorable) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2015). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median of the applicable Broadridge Universe Expenses.

Deutsche Multi-Asset Moderate Allocation Fund. With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (2nd quartile) (1st quartile being the most favorable and 4th quartile being the least favorable) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2015). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median of the applicable Broadridge Universe Expenses.

The Board also reviewed data comparing total (net) operating expenses of each share class of each Fund to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help each Fund’s total (net) operating expenses remain competitive. The Board considered the Funds’ management fee rates as compared to fees charged by DIMA to comparable Deutsche U.S. registered funds ("Deutsche Funds") and considered differences between the Funds and the comparable Deutsche funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors ("Deutsche Europe funds") managed by Deutsche AM. The Board noted that DIMA indicated that Deutsche AM does not manage any institutional accounts or Deutsche Europe funds comparable to the Funds.

On the basis of the information provided, the Board concluded that each Fund’s management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA from advising the Deutsche Funds along with the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche Funds. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality. The Board did not receive profitability information with respect to the Funds because each Fund was structured as a fund-of-funds until October, 19, 2015, but did receive such information with respect to the funds in which the Funds previously invested. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Funds and whether the Funds benefit from any economies of scale. In this regard, the Board observed that while each Fund’s current investment management fee schedule does not include breakpoints, each Fund’s fee schedule represents an appropriate sharing between each Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Funds and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that each Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Funds’ chief compliance officers; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of each Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, Deutsche Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	95	—
Kenneth C. Froewiss (1945) Vice Chairperson since 2017, Board Member since 2001	Retired Clinical Professor of Finance, NYU Stern School of Business (1997–2014); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	98	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International. Not-for-Profit Director, Trustee: Palm Beach Civic Association; Public Radio International; Window to the World Communications (public media); Harris Theater for Music and Dance (Chicago)	95	Portland General Electric[2] (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The Pew Charitable Trusts (charitable organization); former Directorships: Becton Dickinson and Company[2] (medical technology company); Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	95	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	95	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Independent Directors Council (former chair); Investment Company Institute (executive and nominating committees); formerly: Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); Knoebel Institute for Healthy Aging, University of Denver (2017–present); former Directorships: Prisma Energy International	95	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	95	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	95	—
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	95	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	95	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996); former Directorships: The William and Flora Hewlett Foundation (charitable organization) (2000–2015); Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	95	—

Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Brian E. Binder[8] (1972) President and Chief Executive Officer, 2013–present	Managing Director[3] and Head of US Product and Fund Administration, Deutsche Asset Management (2013–present); Director and President, Deutsche AM Service Company (since 2016); Director and Vice President, Deutsche AM Distributors, Inc. (since 2016); Director and President, DB Investment Managers, Inc. (since 2016); formerly, Head of Business Management and Consulting at Invesco, Ltd. (2010–2012)
John Millette[7] (1962) Vice President and Secretary, 1999–present	Director,[3] Deutsche Asset Management; Chief Legal Officer, Deutsche Investment Management Americas Inc. (2015–present); and Director and Vice President, Deutsche AM Trust Company (since 2016); formerly, Secretary, Deutsche Investment Management Americas Inc. (2015–2017)
Hepsen Uzcan[9] (1974) Vice President, since 2016 Assistant Secretary, 2013–present	Director,[3] Deutsche Asset Management
Paul H. Schubert[9] (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present	Managing Director,[3] Deutsche Asset Management, and Chairman, Director and President, Deutsche AM Trust Company (since 2013); Vice President, Deutsche AM Distributors, Inc. (since 2016); formerly, Director, Deutsche AM Trust Company (2004–2013)
Caroline Pearson[7] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] Deutsche Asset Management; formerly, Secretary, Deutsche AM Distributors, Inc.; Secretary, Deutsche AM Service Company
Scott D. Hogan[7] (1970) Chief Compliance Officer, since 2016	Director,[3] Deutsche Asset Management
Wayne Salit[6] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Asset Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Sheila Cadogan[7] (1966) Assistant Treasurer, since July 12, 2017	Director,[3] Deutsche Asset Management
Paul Antosca[7] (1957) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management
Diane Kenneally[7] (1966) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 222 South Riverside Plaza, Chicago, IL 60606.

9 Address: 345 Park Avenue, New York, New York 10154.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other Deutsche funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

deutschefunds.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the fund's current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: Deutsche AM Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

Deutsche Multi-Asset Conservative Allocation Fund

	Class A	Class C	Class S
Nasdaq Symbol	SPDAX	SPDCX	SPBAX
CUSIP Number	25158W 106	25158W 304	25158W 403
Fund Number	481	781	2081

Deutsche Multi-Asset Global Allocation Fund

	Class A	Class C	Class S
Nasdaq Symbol	SUPAX	SUPCX	SPGRX
CUSIP Number	25158W 783	25158W 817	25158W 825
Fund Number	482	782	2082

Deutsche Multi-Asset Moderate Allocation Fund

	Class A	Class C	Class S
Nasdaq Symbol	PLUSX	PLSCX	PPLSX
CUSIP Number	25158W 833	25158W 866	25158W 874
Fund Number	1084	1384	2084

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

deutsche multi-asset convervative allocation Fund
form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended August 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2017	$48,893	$1,500	$0	$0
2016	$54,480	$0	$0	$0

The “Audit-Related Fees Billed to Fund” were billed for services rendered in connection with a registration filing.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended August 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2017	$0	$0	$0
2016	$0	$52,339	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended August 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2017	$0	$0	$0	$0
2016	$0	$52,339	$0	$52,339

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2016 and 2017 financial statements, the Fund entered into an engagement letter with PwC. The terms of the engagement letter required by PwC, and agreed to by the Fund’s Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or the services provided there-under.

***

In a letter provided to the Audit Committee pursuant to PCAOB Rule 3526 and dated July 19, 2016, PwC informed the Audit Committee that PwC had identified circumstances where PwC maintains lending relationships with owners of greater than 10% of the shares of certain investment companies within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X. PwC informed the Audit Committee that these lending relationships are inconsistent with the SEC Staff’s interpretation of Rule 2-01(c)(l)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”).

The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the Fund as well as all registered investment companies advised by Deutsche Investment Management Americas Inc. (the “Adviser”), the Fund’s investment adviser, and its affiliates, including other subsidiaries of the Adviser’s parent company, Deutsche Bank AG (collectively, the “Deutsche Funds Complex”). PwC’s lending relationships effect PwC’s independence under the SEC Staff’s interpretation of the Loan Rule with respect to all investment companies in the Deutsche Funds Complex.

In its July 19, 2016 letter, PwC affirmed to the Audit Committee that, as of the date of the letter, PwC is an independent accountant with respect to the Fund, within the meaning of PCAOB Rule 3520. In its letter, PwC also informed the Audit Committee that, after evaluating the facts and circumstances and the applicable independence rules, PwC has concluded that with regard to its compliance with the independence criteria set forth in the rules and regulations of the SEC related to the Loan Rule, it believes that it remains objective and impartial despite matters that may ultimately be determined to be inconsistent with these criteria and therefore it can continue to serve as the Fund’s registered public accounting firm. PwC informed the Audit Committee that its conclusion was based on a number of factors, including, among others, PwC’s belief that the lenders are not able to impact the impartiality of PwC or assert any influence over the investment companies in the Deutsche Funds Complex whose shares the lenders own or the applicable investment company’s investment adviser; and the lenders receive no direct benefit from their ownership of the investment companies in the Deutsche Funds Complex in separate accounts maintained on behalf of their insurance contract holders. In addition, the individuals at PwC who arranged PwC’s lending relationships have no oversight of, or ability to influence, the individuals at PwC who conducted the audits of the Fund’s financial statements.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule issues as those described above. In that letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. The circumstances described in the no-action letter appear to be substantially similar to the circumstances that affected PwC’s independence under the Loan Rule with respect to the Fund. PwC confirmed to the Audit Committee that it meets the conditions of the no-action letter. In the no-action letter, the SEC Staff stated that the relief under the letter is temporary and will expire 18 months after the issuance of the letter.

deutsche multi-asset global allocation Fund
form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended August 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2017	$47,893	$1,500	$0	$0
2016	$46,580	$0	$0	$0

The “Audit-Related Fees Billed to Fund” were billed for services rendered in connection with a registration filing.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended August 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2017	$0	$0	$0
2016	$0	$52,339	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended August 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2017	$0	$0	$0	$0
2016	$0	$52,339	$0	$52,339

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2016 and 2017 financial statements, the Fund entered into an engagement letter with PwC. The terms of the engagement letter required by PwC, and agreed to by the Fund’s Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or the services provided there-under.

***

In a letter provided to the Audit Committee pursuant to PCAOB Rule 3526 and dated July 19, 2016, PwC informed the Audit Committee that PwC had identified circumstances where PwC maintains lending relationships with owners of greater than 10% of the shares of certain investment companies within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X. PwC informed the Audit Committee that these lending relationships are inconsistent with the SEC Staff’s interpretation of Rule 2-01(c)(l)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”).

The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the Fund as well as all registered investment companies advised by Deutsche Investment Management Americas Inc. (the “Adviser”), the Fund’s investment adviser, and its affiliates, including other subsidiaries of the Adviser’s parent company, Deutsche Bank AG (collectively, the “Deutsche Funds Complex”). PwC’s lending relationships effect PwC’s independence under the SEC Staff’s interpretation of the Loan Rule with respect to all investment companies in the Deutsche Funds Complex.

In its July 19, 2016 letter, PwC affirmed to the Audit Committee that, as of the date of the letter, PwC is an independent accountant with respect to the Fund, within the meaning of PCAOB Rule 3520. In its letter, PwC also informed the Audit Committee that, after evaluating the facts and circumstances and the applicable independence rules, PwC has concluded that with regard to its compliance with the independence criteria set forth in the rules and regulations of the SEC related to the Loan Rule, it believes that it remains objective and impartial despite matters that may ultimately be determined to be inconsistent with these criteria and therefore it can continue to serve as the Fund’s registered public accounting firm. PwC informed the Audit Committee that its conclusion was based on a number of factors, including, among others, PwC’s belief that the lenders are not able to impact the impartiality of PwC or assert any influence over the investment companies in the Deutsche Funds Complex whose shares the lenders own or the applicable investment company’s investment adviser; and the lenders receive no direct benefit from their ownership of the investment companies in the Deutsche Funds Complex in separate accounts maintained on behalf of their insurance contract holders. In addition, the individuals at PwC who arranged PwC’s lending relationships have no oversight of, or ability to influence, the individuals at PwC who conducted the audits of the Fund’s financial statements.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule issues as those described above. In that letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. The circumstances described in the no-action letter appear to be substantially similar to the circumstances that affected PwC’s independence under the Loan Rule with respect to the Fund. PwC confirmed to the Audit Committee that it meets the conditions of the no-action letter. In the no-action letter, the SEC Staff stated that the relief under the letter is temporary and will expire 18 months after the issuance of the letter.

deutsche multi-asset moderate allocation Fund
form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended August 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2017	$47,893	$1,500	$0	$0
2016	$50,580	$0	$0	$0

The “Audit-Related Fees Billed to Fund” were billed for services rendered in connection with a registration filing.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended August 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2017	$0	$0	$0
2016	$0	$52,339	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended August 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2017	$0	$0	$0	$0
2016	$0	$52,339	$0	$52,339

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2016 and 2017 financial statements, the Fund entered into an engagement letter with PwC. The terms of the engagement letter required by PwC, and agreed to by the Fund’s Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or the services provided there-under.

***

In a letter provided to the Audit Committee pursuant to PCAOB Rule 3526 and dated July 19, 2016, PwC informed the Audit Committee that PwC had identified circumstances where PwC maintains lending relationships with owners of greater than 10% of the shares of certain investment companies within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X. PwC informed the Audit Committee that these lending relationships are inconsistent with the SEC Staff’s interpretation of Rule 2-01(c)(l)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”).

The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the Fund as well as all registered investment companies advised by Deutsche Investment Management Americas Inc. (the “Adviser”), the Fund’s investment adviser, and its affiliates, including other subsidiaries of the Adviser’s parent company, Deutsche Bank AG (collectively, the “Deutsche Funds Complex”). PwC’s lending relationships effect PwC’s independence under the SEC Staff’s interpretation of the Loan Rule with respect to all investment companies in the Deutsche Funds Complex.

In its July 19, 2016 letter, PwC affirmed to the Audit Committee that, as of the date of the letter, PwC is an independent accountant with respect to the Fund, within the meaning of PCAOB Rule 3520. In its letter, PwC also informed the Audit Committee that, after evaluating the facts and circumstances and the applicable independence rules, PwC has concluded that with regard to its compliance with the independence criteria set forth in the rules and regulations of the SEC related to the Loan Rule, it believes that it remains objective and impartial despite matters that may ultimately be determined to be inconsistent with these criteria and therefore it can continue to serve as the Fund’s registered public accounting firm. PwC informed the Audit Committee that its conclusion was based on a number of factors, including, among others, PwC’s belief that the lenders are not able to impact the impartiality of PwC or assert any influence over the investment companies in the Deutsche Funds Complex whose shares the lenders own or the applicable investment company’s investment adviser; and the lenders receive no direct benefit from their ownership of the investment companies in the Deutsche Funds Complex in separate accounts maintained on behalf of their insurance contract holders. In addition, the individuals at PwC who arranged PwC’s lending relationships have no oversight of, or ability to influence, the individuals at PwC who conducted the audits of the Fund’s financial statements.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule issues as those described above. In that letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. The circumstances described in the no-action letter appear to be substantially similar to the circumstances that affected PwC’s independence under the Loan Rule with respect to the Fund. PwC confirmed to the Audit Committee that it meets the conditions of the no-action letter. In the no-action letter, the SEC Staff stated that the relief under the letter is temporary and will expire 18 months after the issuance of the letter.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, Deutsche Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche Asset Allocation Trust

By:	/s/Brian E. Binder Brian E. Binder President

Date:	10/30/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	10/30/2017

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	10/30/2017